File No. 2-94222

AS FILED MARCH 22, 1999

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM N-14
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Pre-Effective Amendment No.
                      Post-Effective Amendment No.
                       (Check appropriate box or boxes)

                           FRANKLIN TAX-FREE TRUST
              (Exact Name of Registrant as Specified in Charter)

                                (650) 312-2000
                       (Area Code and Telephone Number)

                          777 MARINERS ISLAND BLVD.
                             SAN MATEO, CA 94404
                   (Address of Principal Executive Offices
                    Number, Street, City, State, Zip Code)

                              DEBORAH R. GATZEK
                          777 MARINERS ISLAND BLVD.
                             SAN MATEO, CA 94404
                   (Name and Address of Agent for Service,
                    Number, Street, City, State, Zip Code)

                                  Copies to:

                            BRUCE G. LETO, ESQUIRE
                    STRADLEY, RONON, STEVENS & YOUNG, LLP
                           2600 ONE COMMERCE SQUARE
                            PHILADELPHIA, PA 19103

           Approximate Date of Proposed Public Offering: AS SOON AS
       PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE
                 UNDER THE SECURITIES ACT OF 1933, AS AMENDED



TITLE OF THE SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST - NO PAR VALUE. NO FILING FEE IS DUE BECAUSE REGISTRANT IS RELYING ON SECTION 24(F) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON APRIL 21, 1999, PURSUANT TO RULE 488 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                           FRANKLIN TAX-FREE TRUST

                            CROSS REFERENCE SHEET
                      (Pursuant to Rule 481(a) under the
                           Securities Act of 1933)


N-14 ITEM NO. AND CAPTION          LOCATION IN PROSPECTUS
PART A

1.  Beginning of Registration      Facing Page of Registration Statement;
   Statement and Outside Front     Front Cover Page of Prospectus
   Cover Page of Prospectus

2.  Beginning and Outside Back     Table of Contents
   Cover Page of Prospectus

3.  Synopsis Information and Risk  Summary; Comparisons of Some Important
   Factors                         Features

4.  Information About the          Summary; Reasons for the Transaction;
   Transaction                     Information About the Transaction

5.  Information About the          Prospectus Cover Page; Summary;
   Acquiring Fund                  Comparisons of Some Important Features;
                                   Comparison of Investment Objectives and
                                   Policies; Information About Insured Fund

6.  Information About the Fund     Prospectus Cover Page; Comparisons of Some
   Being Acquired                  Important Features; Comparison of
                                   Investment Objectives and Policies;
                                   Information About Franklin Michigan
                                   Tax-Free Income Fund

7.  Voting Information             Prospectus Cover Page; Notice of Special
                                   Shareholders' Meeting; Voting Information;
                                   Principal Holders of Shares

8.  Interest of Certain Persons    None
   and Experts

9.  Additional Information         Not Applicable
   Required for Reoffering by
   Persons Deemed to be
   Underwriters

PART B

10.  Cover Page                    Cover Page of Statement of Additional
                                   Information

11.  Table of Contents             Not Applicable

12.  Additional Information about  Incorporation of Documents by Reference in
    the Acquiring Fund             the Statement of Additional Information

13.  Additional Information about  Incorporation of Documents by Reference in
    the Fund Being Acquired        the Statement of Additional Information

14.  Financial Statements          Incorporation of Documents by Reference in
                                   the Statement of Additional Information

PART C - OTHER INFORMATION

Part C contains the information required by Items 15-17 as set forth in the form.




Dear Shareholder:

      Enclosed is a Notice of Meeting for a Special Shareholders' Meeting of the Franklin Michigan Tax-Free Income Fund. The Meeting has been called for June 23, 1999 at 1:30 p.m. Pacific time, at the offices of Franklin Tax-Free Trust (the "Trust") at 777 Mariners Island Boulevard, San Mateo, CA 94404. The accompanying Prospectus/Proxy Statement describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                        RETURN THE ENCLOSED PROXY CARD

      This meeting is critically important. You are being asked to consider and approve a Plan of Reorganization that would result in your shares of Franklin Michigan Tax-Free Income Fund ("Income Fund") being exchanged for those of a fund called Franklin Michigan Insured Tax-Free Income Fund ("Insured Fund"). If shareholders of Income Fund approve the proposal, you will receive Class A shares of Insured Fund equal in value to your investment in shares of Income Fund. You will no longer be a shareholder of Income Fund, and you will instead be a shareholder of Insured Fund.

      The proposed transaction is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement.

            The transaction is being proposed because the projected growth in assets of Income Fund was not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. Insured Fund has investment goals and investment policies substantially similar to those of Income Fund, as outlined in the combined prospectus and proxy statement. Insured Fund is managed by Franklin Advisers, Inc., the current investment manager of Income Fund. Insured Fund is a larger fund that should be better able to diversify its investments and to obtain certain savings in costs for shareholders.

      Please take the time to review this document and vote now. The Trustees of your fund unanimously recommend that you vote in favor of this proposal.

     __ To ensure that your vote is counted, indicate your position on the enclosed proxy card.

     __   Sign and return your card promptly.

     __ If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

     Thank you for your attention to this matter.

                                    Sincerely,


                                    Deborah R. Gatzek
                                    Secretary



                                PRELIMINARY COPY

                             FRANKLIN TAX-FREE TRUST
                                  on behalf of
                     FRANKLIN MICHIGAN TAX-FREE INCOME FUND
                          777 Mariners Island Boulevard
                               San Mateo, CA 94404

                     NOTICE OF SPECIAL SHAREHOLDERS' MEETING

                           To be held on June 23, 1999

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting of the Franklin Michigan Tax-Free Income Fund ("Income Fund") will be held at the offices of Franklin Tax-Free Trust (the "Trust"), 777 Mariners Island Boulevard, San Mateo, CA 94404, on June 23, 1999 at 1:30 p.m. Pacific time. The Meeting is being called for the following reasons:

      1. To approve or disapprove a Plan of Reorganization by the Trust, on behalf of its series, Income Fund and Franklin Michigan Insured Tax-Free Income Fund ("Insured Fund"), that provides for: (i) the acquisition of substantially all of the assets of Income Fund in exchange for Class A shares of Insured Fund; (ii) the distribution of Class A shares of Insured Fund to the shareholders of Income Fund; and (iii) the liquidation and dissolution of Income Fund.

      2. To grant the proxyholders the authority to vote upon any other business as may properly come before the Meeting or any adjournment thereof.

      The transaction contemplated by the Plan of Reorganization is described in the attached Prospectus/Proxy Statement. A copy of the Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

      Shareholders of record as of the close of business on April 19, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                    By Order of the Board of Trustees,

                                    Deborah R. Gatzek
                                    Secretary
May 5, 1999

      THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED.




                   COMBINED PROSPECTUS AND PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                              TABLE OF CONTENTS

                                                                         PAGE

COVER PAGE                                                              Cover
SUMMARY
      On what proposal am I being asked to vote?
      How will the shareholder voting be handled?
      What are the general tax consequences of the Transaction?
COMPARISONS OF SOME IMPORTANT FEATURES
      How do the investment goals and policies of the two funds compare?
      What are the risks of an investment in the funds?
      Who manages the funds?
      What are the fees and expenses of each fund and what might they be after the Transaction?
      Where can I find more financial information about the funds?
      What are other key features of the funds?
            Transfer Agency and Custody Services
            Distribution Services
            Rule 12b-1 Plans
            Purchases and Redemptions
            Dividends and Distributions
REASONS FOR THE TRANSACTION
INFORMATION ABOUT THE TRANSACTION
      How will the Transaction be carried out?
      Who will pay the expenses of the Transaction?
      What are the tax consequences of the Transaction?
      What should I know about Insured Fund - Class A Shares?
      What are the capitalizations of the two funds and what might the capitalization be after the Transaction?
COMPARISON OF INVESTMENT GOALS AND POLICIES
      Are there any significant differences between the investment goals of the funds?
      How do the types of securities the funds buy and the investment policies of the funds compare?
      How do the fundamental investment restrictions of the funds differ? What are the risk factors associated with investments in the funds?
VOTING INFORMATION
      How many votes are necessary to approve the Plan?
      How do I ensure my vote is accurately recorded?
      Can I revoke my proxy?
      What other matters will be voted upon at the Meeting?
      Who is entitled to vote?
      What other solicitations will be made?
      Are there dissenters' rights?
INFORMATION ABOUT INSURED FUND
INFORMATION ABOUT INCOME FUND
PRINCIPAL HOLDERS OF SHARES
GLOSSARY OF USEFUL TERMS AND DEFINITIONS
EXHIBITS TO COMBINED PROSPECTUS AND PROXY STATEMENT
      Exhibit A - Form of Plan of Reorganization
      Exhibit B - Prospectus of Michigan Insured Tax-Free Income Fund dated July 1, 1998, as amended January 1, 1999
      Exhibit C - Annual Report to Shareholders of Franklin Michigan Insured Tax-Free Income Fund dated February 28, 1999



                               PRELIMINARY COPY

                   COMBINED PROSPECTUS AND PROXY STATEMENT

                             Dated April 21, 1999

                         Acquisition of the assets of
                    FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                       By and in exchange for shares of
                FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND


      This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of Franklin Michigan Tax-Free Income Fund ("Income Fund") to approve or disapprove a Plan of Reorganization (the "Plan"). If shareholders vote to approve the Plan, the net assets of Income Fund will be acquired by Franklin Michigan Insured Tax-Free Income Fund ("Insured Fund") in exchange for shares of Franklin Michigan Insured Tax-Free Income Fund - Class A ("Insured Fund - Class A Shares"). The Meeting will be held at the principal offices of Franklin Tax-Free Trust (the "Trust"), which are located at 777 Mariners Island Boulevard, San Mateo, CA 94404, on June 23, 1999 at 1:30 p.m. Pacific time. The Board, on behalf of Income Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about May 5, 1999.

      If the shareholders vote to approve the Plan, you will receive Insured Fund - Class A Shares equal in value to your investment in shares of Income Fund. Income Fund will then be liquidated.

      Like Income Fund, Insured Fund is a series of the Trust, an open-end management investment company. And, like Income Fund, Insured Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes for resident shareholders of Michigan as is consistent with prudent investing, while seeking the preservation of shareholders' capital. There are two principal differences between the funds. One difference is the type of securities in which each fund primarily invests. Insured Fund primarily invests in insured municipal securities; Income Fund only invests in investment grade municipal securities. Second, Insured Fund, unlike Income Fund, is a diversified fund. Diversified funds can not invest as much of their assets as non-diversified funds can in the securities of any single issuer.

      This Prospectus/Proxy Statement gives the information about the proposed transaction and Insured Fund - Class A Shares that you should know before investing. You should retain it for future reference. Additional information about the funds and the proposed reorganization can be found in the following documents.

o The Prospectus of Insured Fund dated July 1, 1998, as amended January 1, 1999 ("Insured Fund Prospectus"), which is attached to and considered a part of this Prospectus/Proxy Statement.

o The Annual Report to Shareholders of Insured Fund, dated February 28, 1999, which contains financial and performance information for Insured Fund and is attached to and considered a part of this Prospectus/Proxy Statement.

o The Prospectus of Income Fund dated July 1, 1998, as amended January 1, 1999 and supplemented January 12, 1999 ("Income Fund Prospectus"), which contains current information about Income Fund and is incorporated by reference into this Prospectus/Proxy Statement.

o A Statement of Additional Information dated April 21, 1999 relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospecuts/Proxy Statement, or any of the documents referred to above, without charge by calling 1-800/DIAL BEN(R), or by writing to Income Fund or Insured Fund at 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777.

      LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



                                      SUMMARY

      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Insured Fund Prospectus (attached as Exhibit B), and the Annual Report of Insured Fund (attached as Exhibit C).

ON WHAT PROPOSAL AM I BEING ASKED TO VOTE?

      The Board has approved the Plan (which is attached as Exhibit A) for Income Fund and recommends that shareholders of Income Fund vote to approve the Plan. If shareholders vote to approve the Plan, Income Fund's net assets will be transferred to Insured Fund in exchange for an equal value of Insured Fund - Class A Shares. These shares of Insured Fund will then be distributed to Income Fund's shareholders and Income Fund will be liquidated. (This proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.")

      This means that your shares of Income Fund will be exchanged for an equal value of Insured Fund - Class A Shares. As a result, you will cease to be a shareholder of Income Fund and will become a shareholder of Insured Fund. This exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

      Like Income Fund, Insured Fund is a mutual fund in the Franklin Templeton Group of Funds that is managed by Advisers. It has investment goals and policies that are similar, but not identical, to those of Income Fund.

      For the reasons set forth below under "Reasons for the Transaction," the Board has concluded that the Transaction is in the best interests of the shareholders of Income Fund and Insured Fund. The Board also concluded that no dilution in value would result to the shareholders of Income Fund or Insured Fund, as a result of the Transaction.

              THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

      Shareholders who own shares of Income Fund at the close of business on April 19, 1999 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share that they hold and a fractional vote for each fractional share that they hold. To approve the reorganization, a majority of the outstanding shares of Income Fund must be voted in favor of the Plan.

      Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card. If you return a signed proxy card, your votes will be officially cast at the Meeting by the persons appointed as proxies.

      You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTION?

      It is expected that shareholders of Income Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Income Fund for Insured Fund - Class A Shares. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You also should consult your tax advisor about state and local tax consequences of the Transaction, if any, because this discussion only relates to the federal income tax consequences. For more information about the tax consequences of the Transaction, see "Information About the Transaction - What are the tax consequences of the Transaction?"

                       COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE TWO FUNDS COMPARE?

      Insured Fund and Income Fund share the identical investment goal of providing investors with as high a level of income exempt from federal income taxes and from personal income taxes for resident shareholders of Michigan. Both of the funds seek to achieve this goal by trying to invest all of their assets in municipal securities that pay interest free from federal and state personal income taxes for Michigan residents. The primary difference between the investment policies of the funds is that at least 65% of the municipal securities in which the Insured Fund invests are covered by insurance guaranteeing the timely payment of principal and interest. The Income Fund invests in investment grade municipal securities or unrated securities that Advisers believes are comparable. In addition, unlike Income Fund, which is a non-diversified fund, Insured Fund is a diversified fund. As a diversified fund, Insured Fund is required to spread its investments among more issuers.

      For more information about the investment goals and policies of the two funds, see "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

      As with most investments, investments in Income Fund and Insured Fund involve risks. There can be no guarantee against losses resulting from an investment in either fund, nor can there be any assurance that either fund will achieve its investment goal. The risks associated with an investment in each fund are substantially similar and include interest rate, income, credit, market, and call risks. As a general principle, an investment in Insured Fund involves relatively less risk than a similar investment in Income Fund. This is because Insured Fund invests at least 65% of its assets in insured municipal securities, which increases the credit safety of its insured investments. The fact that Insured Fund is a diversified fund may also reduce the relative risks associated with investments in each of the funds because Insured Fund's investments may not be as focused as those of Income Fund on single issuers.

      For more information about the risks of the funds, see "What are the risk factors associated with investments in the funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

      The management of the business and affairs of both funds is the responsibility of the Board. The Board elects officers of the Trust who are responsible for the day-to-day operations. Both funds are series of Franklin Tax-Free Trust, a Massachusetts business trust created in September 1984.

      Advisers manages the assets of both funds and makes their investment decisions. Advisers is a wholly owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and its affiliates serve as investment manager or administrator to 54 registered investment companies, with approximately 164 U.S.-based funds or series. They have over $217 billion in combined assets, including $151 billion in the municipal securities market, under management for more than 7 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

      The team responsible for the day-to-day management of the Insured Fund's portfolio is:

      THOMAS KENNY, Executive Vice President of Advisers. Mr. Kenny has been an analyst or portfolio manager of the Insured Fund since 1987 and of the Income Fund since its inception. He is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986.

      SHEILA AMOROSO, Senior Vice President of Advisers. Ms. Amoroso has been an analyst or portfolio manager of the Insured Fund since 1987 and is not a member of the management team for the Income Fund. She holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986.

      JOHN POMEROY, Vice President of Advisers. Mr. Pomeroy has been an analyst or portfolio manager of the Insured Fund since 1989 and of the Income Fund since 1996. He holds a Bachelor of Science degree in Finance from San Francisco State University. He joined the Franklin Templeton Group in 1986.

      As indicated, each of these team members currently manages one or both of the funds. Francisco Rivera, Portfolio Manager of Advisers and a member of the management team for the Income Fund, is not a member of the management team for the Insured Fund.

      Each fund has a management agreement with Advisers under which Advisers receives a management fee equal to a monthly rate of 5/96 of 1% of the value of the fund's net assets up to and including $100 million; and 1/24 of 1% of the value of the fund's net assets over $100 million up to and including $250 million; and 9/240 of 1% of the value of the fund's net assets in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Because Insured Fund has two classes of shares, holders of Insured Fund - Class A Shares pay a proportionate share of these fees.




WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

         FEE TABLE FOR INCOME FUND AND INSURED FUND - CLASS A SHARES
               FOR THE 12 MONTH PERIOD ENDED FEBRUARY 28, 1999


                                                     Actual
                                       ------------------------------------
                                                                  After
                                                    Insured    Transaction
                                       Income Fund   Fund+     (Estimated)
                                       ----------- ---------- --------------
SHAREHOLDER TRANSACTION EXPENSES*
      Maximum Sales Charge (as a
      percentage Offering Price) ......  4.25%       4.25%        4.25%
          Paid at time of purchase1....  4.25%       4.25%        4.25%
          Paid at time of redemption2..  None         None         None
      Exchange Fee (per transaction)...  None         None         None


Annual Fund Operating Expenses
(as a percentage of average net
assets)
      Management Fees..................  0.63%3      0.47%        0.47%
      Rule 12b-1 Fees4.................  0.10%       0.09%        0.09%
      Other Expenses ..................  0.26%       0.07%        0.07
                                        -------     -------      -------
      Total Fund Operating Expenses....  0.99%3      0.63%        0.63%
                                        =======     =======      =======

+Information provided is for Insured Fund - Class A.
*If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
1. There is no front-end sales charge if you invest $1 million or more.
2. A Contingent Deferred Sales Charge may apply to any purchase of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" in the prospectuses of either Insured Fund or Income Fund for details.
3. For the period shown, Advisers had agreed in advance to waive its management fees and make certain payments to reduce the Income Fund's expenses. With this reduction, the Income Fund paid no management fees and total operating expenses were 0.25%.
4. These fees may not exceed 0.15% for Income Fund and 0.10% for Insured Fund. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

EXAMPLE

  Assume the annual return for each fund is 5%,operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in a fund.


                                     1 Year*   3 Years    5 Years   10 Years
                                     -------   -------   --------   --------
Income Fund                           $522       $727      $949      $1,586
Insured Fund                          $487       $618      $761      $1,178
Pro Forma Insured Fund (after
proposed Transaction)                 $487       $618      $761      $1,178

*Assumes a Contingent Deferred Sales Charge will not apply.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the fund's Net Asset Value or in dividends paid to shareholders and are not directly charged to your account.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

      The current Annual Report to Shareholders of Insured Fund for the fiscal year ended February 28, 1999 contains more financial information about Insured Fund, including per share income under the heading "Financial Highlights," and audited financial statements. The Annual Report is attached to and considered a part of this Prospectus/Proxy Statement. The current Annual Report to Shareholders of Income Fund for the fiscal year ended February 28, 1999 contains similar information about that fund, and will be provided free of charge if you request a copy of the SAI relating to this Prospectus/Proxy Statement.

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

      Transfer Agency and Custody Services. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for both of the funds.

      Bank of New York acts as the custodian of the securities and other assets of both of the funds. The main office of the Bank of New York is 90 Washington Street, New York, New York 10286.

      Distribution Services. Pursuant to underwriting agreements with each of the funds, Distributors acts as principal underwriter in a continuous public offering of the funds' shares. Distributors pays the expenses of the distribution of Income Fund and Insured Fund shares, including advertising expenses and the costs of printing sales materials and prospectuses used to offer shares to the public.

      Rule 12b-1 Plans. Each fund (and class in the case of Insured Fund) has a separate distribution plan or "Rule 12b-1" Plans under which it shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

      Payments by Income Fund under its plan may not exceed 0.15% per year of the fund's average daily net assets, although the fund is currently only reimbursing up to 0.10%. Payments by Insured Fund under its Class A plan may not exceed 0.10% per year of Class A's average daily net assets. All distribution expenses over these amounts will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

      In the case of Insured Fund, which has two classes of shares, the Rule 12b-1 fees charged to Class A are based only on the fees attributable to that class. For more information, please see "The Funds' Underwriter" in the SAI for Insured Fund.

      Purchases and Redemptions. Each fund has a maximum sales charge of 4.25% with reduced charges for purchases of $100,000 or more and no front-end charges for purchases of $1,000,000 or more. Both funds require a minimum initial investment of $1,000 and subsequent investments of at least $50.

      You may sell (redeem) your shares at any time. Shares of each fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectuses of the respective Franklin Templeton Fund. Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

      Shares of both funds may be redeemed at their respective Net Asset Value per share. However, redemptions of Class A shares of both funds which were purchased in amounts of $1,000,000 or more generally are subject to a Contingent Deferred Sales Charge. Insured Fund shares acquired by Income Fund shareholders as a result of this Transaction are subject to a Contingent Deferred Sales Charge to the same extent that the Income Fund shares were subject to a Contingent Deferred Sales Charge.

      Additional information and specific instructions explaining how to buy, sell, and exchange shares of Income Fund and Insured Fund are outlined in the current prospectus of each fund under the heading "About Your Account." The accompanying prospectus of Insured Fund also lists phone numbers for you to call if you have any questions about your account under the heading "What If I Have Questions About My Account?" These phone numbers are the same for both funds.

      Dividends and Distributions. Both funds declare dividends from their net investment income daily and pay them monthly on or about the 20th day of the month. The amount of these dividends will vary depending on changes in the funds' net investment income. Neither fund pays "interest" nor guarantees any amount of dividends or return on an investment in its shares.

      Capital gains, if any, for both funds may be distributed twice a year, usually once in December and once after the end of the fund's fiscal year.

      Each fund automatically reinvests distributions in additional shares of that fund unless you select a different option. Specific instructions explaining how to select a different option are outlined in the current prospectus of each fund under the heading "What Distributions Might I Receive From the Funds?"

      Distributions made by the funds to you from interest income on municipal securities will be exempt from the regular federal income tax. Distributions made to you from other income on temporary investments, short-term capital gains, or ordinary income from the sale of market discount bonds will be taxable to you as ordinary dividends, whether you receive them in cash or in additional shares. Distributions made to you from interest on certain private activity bonds, while still exempt from regular federal income tax, are a preference item when determining your alternate minimum tax. Distributions designated by both the funds as long-term capital gains are taxable to you as such.

      Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to Michigan and local income tax. Distributions paid by the funds from the interest earned on municipal securities of Michigan, or its political subdivisions, will generally be exempt from Michigan's personal income taxes.

      Each fund notifies its shareholders annually of the amount of exempt-interest dividends, ordinary dividends, capital gain distributions, interest income that is a tax preference item under the alternative minimum tax and non-taxable distributions received from the fund in the prior year. For more information about the tax implications of investments in either fund, see the current prospectus of each fund under the heading "How Taxation Affects the Funds and Their Shareholders."

                            REASONS FOR THE TRANSACTION

      Because of the relatively low demand for Income Fund, Advisers recommended to the Board that Income Fund be combined with a larger fund that has similar investment goals and policies. A larger fund should be better able to diversify its investments and to obtain certain savings in costs for Income Fund and its shareholders. The Transaction was also recommended to combine two similar funds within the Franklin Templeton Group to eliminate duplication of expenses and internal competition.

      The Plan was presented to the Board at a meeting of the Board. At the meeting, the Board questioned management about the potential benefits and costs to shareholders of Income Fund. In deciding whether to recommend approval of the Transaction to shareholders, the Board considered, among other things: the expense ratios of Income Fund and Insured Fund; the comparative investment performance of Income Fund and Insured Fund; the compatibility of the investment goals, policies, restrictions and investments of Income Fund with those of Insured Fund; the tax consequences of the Transaction; and the significant experience of Advisers. During the course of its deliberations, the Board also considered that the expenses of the Transaction will be shared one-quarter by Income Fund, one-quarter by Insured Fund, and one-half by Advisers.

      The Board concluded that the Transaction is in the best interests of the shareholders of Income Fund and that no dilution of value would result to the shareholders of Income Fund from the Transaction. It then decided to approve the Plan and to recommend that shareholders of Income Fund vote to approve the Transaction. As required by law, the Board members approving the Plan included a majority of the trustees who are not interested persons of Income Fund.

      The Board's conclusion was based on a number of factors, including that the Transaction would permit shareholders to pursue their investment goals in a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. A fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicative costs and expenses. This may result in lower overall expense ratios through the spreading of fixed costs of fund operations over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, would be largely unaffected by the Transaction.

      The Board, on behalf of Insured Fund, also determined that the Transaction was in the best interests of Insured Fund and its shareholders and that no dilution would result to such shareholders.

      FOR THE REASONS DISCUSSED ABOVE, THE BOARD, ON BEHALF OF INCOME FUND, RECOMMENDS THAT YOU VOTE FOR THE PLAN. If the Plan is not approved, the Board will consider other possible courses of action for Income Fund, including dissolution and liquidation.

                         INFORMATION ABOUT THE TRANSACTION

      This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

      If the shareholders of Income Fund approve the Plan, the Transaction will take place after various conditions are satisfied by the Trust on behalf of both funds, including the delivery of certain documents. The Trust's officers will determine the closing date. If the shareholders of Income Fund do not approve the Plan, the Transaction will not take place.

      If the shareholders approve the Plan, Income Fund will deliver substantially all of its assets to Insured Fund on the closing date. In exchange, Income Fund will receive Insured Fund - Class A Shares that have a value equal to the dollar value of the assets initially delivered to Insured Fund. Those shares will be distributed pro rata to Income Fund's shareholders of record as of the close of business on the closing date. The stock transfer books of Income Fund will be permanently closed as of 1:00 p.m. Pacific time on the closing date. Income Fund will only accept requests for redemption received in proper form before 1:00 p.m. on the closing date. Requests received after that time will be considered requests to redeem shares of Insured Fund.

      To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Board, on behalf of either fund, may also decide to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of Income Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

      The expenses resulting from the Transaction will be shared by the following parties in the percentages indicated: 25% by Income Fund, 25% by Insured Fund, and 50% by Advisers. As described above, Advisers is the investment manager for the funds involved in the Transaction.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

      The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from the Trust, on behalf of Income Fund and Insured Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust, that shareholders of Income Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Income Fund for shares of Insured Fund and that Insured Fund will not recognize any gain or loss upon receipt of Income Fund's assets.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax adviser as to state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT INSURED FUND - CLASS A SHARES?

      Insured Fund - Class A Shares will be distributed to shareholders of Income Fund. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof. Each Insured Fund - Class A Share will have no preemptive or conversion rights, and will be transferable upon the books of Insured Fund. The shares of Insured Fund will be recorded electronically in each shareholder's account. Insured Fund will then send a confirmation to each shareholder. As described in its prospectus, Insured Fund does not issue share certificates unless requested. Former shareholders of the Income Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of the Insured Fund until the certificates have been returned.

      The shares of both funds have noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

      Like Income Fund, Insured Fund does not routinely hold annual meetings of shareholders. Insured Fund may hold special meetings for matters requiring shareholder approval. A meeting of that fund's shareholders may also be called by the Board in its discretion or by shareholders who hold at least 10% of the fund's outstanding shares.

      WHAT ARE THE CAPITALIZATIONS OF THE TWO FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

      The following table sets forth, as of February 28, 1999, (i) the capitalization of Income Fund; (ii) the capitalization of Insured Fund; and
(iii) the pro forma capitalization of Insured Fund as adjusted to give effect to the proposed Transaction. The capitalization of Insured Fund is likely to be different when the Transaction is consummated.
                                                            Insured Fund
                           Income Fund   Insured Fund     after Transaction
                           (unaudited)    (unaudited)        (estimated)
                           ------------  --------------  --------------------

Net assets (millions)....     $17         $1,211                 $1,228

Total shares outstanding.  1,543,179     98,622,503         100,016,430
Net Asset Value per share     $11.09         $12.28                 $12.28


                 COMPARISON OF INVESTMENT GOALS AND POLICIES

      This section describes key investment goals of Income Fund and Insured Fund, and certain noteworthy differences between the investment objectives and policies of the two funds. For a complete description of Insured Fund's investment policies and risks, you should read the Insured Fund prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS OF THE
FUNDS?

      Income Fund and Insured Fund share the same investment goal: to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes for resident shareholders of Michigan as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each investment goal is fundamental. Each fund seeks to achieve its goal by trying to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

      Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the fund, or (ii) 67% or more of the shares represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote").

      A significant difference between the funds is in the credit quality of municipal securities in which they invest. Insured Fund invests at least 65% of its total assets in insured municipal securities. Income Fund only invests in investment grade securities or unrated securities that Advisors believes are comparable. Also significant is that Insured Fund is a diversified fund and Income Fund is a non-diversified fund.

HOW DO THE TYPES OF SECURITIES THE FUNDS BUY AND INVESTMENT POLICIES OF THE FUNDS COMPARE?

      Municipal Securities:

      Both funds generally seek to invest their assets in securities that pay interest free from federal and Michigan personal income taxes for Michigan residents. As fundamental policies, they normally invest at least 80% of their net assets in securities that pay interest free from federal income taxes including the federal alternative minimum tax, and Michigan personal income taxes. Thus, it is possible, although not anticipated, that both funds may have up to 20% of their assets in securities that pay taxable interest. And, both funds may also have assets invested in municipal securities that pay interest subject to the federal alternative minimum income tax. At least 65% of each fund's total assets are invested in municipal securities of Michigan.

      Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. These types of securities generally pay interest free from federal income tax and, if issued by Michigan or its counties, municipalities, authorities, agencies, or other subdivisions, or by U.S. territories, Michigan personal income taxes for Michigan residents.

      Quality. Income Fund only invests in investment grade municipal securities, which include those in one of the four highest rating levels as rated by an independent rating agency, or unrated securities that Advisers believes are comparable. Insured Fund invests at least 65% of its total assets in insured municipal securities. Insured municipal securities are covered by an insurance policy that guarantees the timely payment of principal and interest. Insured Fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments but decreases its yield (and does not guarantee the market value of a security or Insured Fund's shares or distributions). The balance of Insured Fund's assets may be invested in the following types of uninsured securities: (i) municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) securities rated in one of the top three ratings or unrated securities that Advisers believes are comparable in quality; or (iii) top rated short-term, tax-free securities, pending investment in longer-term municipal securities. Only 20% of Insured Fund's total assets may be invested in the securities described in (ii) above.

      Maturity. Neither fund has a restriction on the maturity - the time when the issuer must repay the amount borrowed - of the securities they may buy. They also do not have restrictions on their average portfolio maturity.

      Variable and floating rate securities. Each fund may invest in top rated variable and floating rate securities. These are securities that have interest rates that change either at specific intervals or whenever a benchmark rate changes. This helps to protect against a decline in the security's market price, but also lowers a fund's income when interest rates fall. If, however, interest rates increase, a fund's income from its variable rate investments will also increase.

      Municipal lease obligations. Both funds may invest in municipal lease obligations without limit if the obligations meet the fund's quality and maturity standards. Municipal lease obligations generally finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

      Temporary Investments.

      When Advisers believes unusual or adverse economic, market or other conditions exist, it may invest either fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) municipal securities issued by a state or local government other than Michigan. Each fund also may invest all of its assets in securities issued by a U.S. territory such as Guam, Puerto Rico or the Mariana Islands.

      When-Issued and Delayed Delivery Transactions.

      Both funds may engage in when-issued and delayed delivery transactions -- those where payment and delivery for the security take place at a further date. Since the market price of the security may fluctuate during the time before payment and delivery, the funds assume the risk that the value of the security at delivery may be more or less than the purchase price. When either fund is the buyer in the transaction, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made.

      Diversification.

      Unlike Income Fund, Insured Fund is a diversified fund under the 1940 Act. As a diversified fund, the Insured Fund will not buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government) or if it would result in the fund owning more than 10% of the voting securities of a single issuer. Insured Fund, however, is not prohibited from investing the remaining 25% of its net assets in the securities of a single issuer. Although Income Fund may invest a greater portion of its assets in the securities of one issuer than a diversified fund, it does intend to meet the diversification requirements of the Internal Revenue Code. Those diversification requirements are similar to the diversification requirements of the 1940 Act, except that the limitations only apply to 50% (not 75%) of total assets. As to the remaining 50% of fund assets, a fund may buy as few as two separate securities each representing 25% of the value of the fund. Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund, such as Income Fund, may be more sensitive to these changes.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

      Except with respect to investments in other investment companies, the funds have adopted the same restrictions as fundamental policies, which may not be changed without the approval of a Majority Vote. Neither fund is generally permitted to purchase securities of other investment companies. Both funds may do so, however, in connection with a merger, consolidation or reorganization. Insured Fund also may purchase the securities of an investment company managed by Advisers or its affiliates if granted an exemption under the 1940 Act, which allows the fund to invest in shares of one or more investment companies of the type generally referred to as money market funds. Income Fund may only purchase securities of another investment company using its uninvested daily cash balances and then only to invest in shares of the Franklin Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Templeton Group of Funds provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws), and (iii) provided aggregate investments by the fund in any such money market fund do not exceed (A) the greater of
(i) 5% of the funds total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

      Like all investments, an investment in both of the funds involves risk. There is no assurance that the funds will meet their investment goals. The achievement of the funds' goals depends upon market conditions, generally, and on Advisers' analytical and portfolio management skills. The risks of the funds are basically the same as those of other investments in municipal securities of similar quality, although an investment in the funds may involve more risk than an investment in a fund that does not focus on the securities of a single state.

      Interest Rate, Income, Credit, Market, and Call Risks.

      Investments in both funds are subject to interest rate, income, credit and market and call risks.

      Interest rate risk is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. Interest rates have increased and decreased in the past. These changes are unpredictable.

      Income risk is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

      Credit risk is the possibility that an issuer of a security will be unable to make interest payments or to pay the principal of a security upon maturity. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price. A change in the credit risk associated with a security may cause a corresponding change in the security's price, and, therefore, the fund's share price. The credit risks may not be as great for investors in the Insured Fund. This is because 65% of the assets of the Insured Fund are invested in insured municipal securities. These investments are covered by an insurance policy that guarantees timely payment of principal and interest. The Insured Fund buys insured municipal securities only if they are covered by policies provided by AAA-rated municipal bond insurers. Currently, there are four municipal bond insurers with a AAA rating. A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the fund's portfolio may affect the value of the securities and the fund's share price.

      Market risk is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase. A security's maturity length also affects its price. In general, securities with longer maturities are more sensitive to price changes.

      Call risk is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security.

      State Risks.

      Since each fund invests heavily in municipal securities of Michigan, events in that state are likely to affect each fund's investments and performance. These events may include economic or political policy change; tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the ratings assigned to municipal issuers. A negative change in any one of these or other areas could affect the ability of Michigan's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time.

      For more specific information on the economy and financial strength of Michigan, please see "What Are the Risks of Investing in the Funds?" in the current SAI for each of the funds.

      U.S. Territories Risks.

      Each fund may invest a portion of its assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands. As with state municipal securities, events in any of these territories where a fund invests may affect the fund's investments and its performance.

      Diversification.

      A potential difference in the risks associated with investments in each of the funds arises from the fact that Income Fund, unlike Insured Fund, is non-diversified. To the extent a fund's investments are not diversified, the fund may be more susceptible than a fully diversified fund to adverse economic, political, business, or regulatory developments affecting a single issuer or industry. This, in turn, can affect the fund's share price.

      Concentration.

      Although neither fund can invest more than 25% of its assets in securities of any industry, both funds may invest more than 25% of their assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project would likely affect all similar projects.

                                 VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?

      The affirmative vote of a majority of the holders of all of the outstanding shares of Income Fund is necessary to approve the Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of Income Fund held at the close of business on April 19, 1999 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Meeting.

      Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved and will have the same effect as a vote against the Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

      You can vote in any one of three ways:
o   By mail, with the enclosed proxy card.
o   In person at the Meeting.
o Through Shareholder Communications Corporation ("SCC"), a proxy solicitor, by calling 1-800/645-3559

      A proxy card is, in essence, a ballot. IF YOU SIMPLY SIGN AND DATE THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE MEETING OR ADJOURNMENT OF THE MEETING.

CAN I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by sending a written notice to Income Fund expressly revoking your proxy, by signing and forwarding to Income Fund a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

      The Board does not intend to bring any matters before the Meeting other than described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

      Shareholders of record of Income Fund on the Record Date will be entitled to vote at the meeting. On the Record Date, there were [_______________] outstanding shares of Income Fund.

WHAT OTHER SOLICITATIONS WILL BE MADE?

Income Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Income Fund may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Income Fund, without extra pay, may conduct additional solicitations by telephone, telegraph and personal interviews. Income Fund may engage a proxy solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders. Income Fund has engaged SCC to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, of $2,000. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by Income Fund, one-quarter by Insured Fund, and one-half by Advisers.

ARE THERE DISSENTERS' RIGHTS?

      Shareholders of Income Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two series of an open-end investment company registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the Closing Date. After the Closing Date, you may redeem your Insured Fund shares or exchange them into shares of certain other funds in the Franklin Templeton Funds, subject to the terms of the prospectus of the fund being acquired.

                           INFORMATION ABOUT INSURED FUND

      Information about Insured Fund is included in the Insured Fund Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about Insured Fund is included in its SAI, dated July 1, 1998, as supplemented January 1, 1999, which has been filed with the SEC and is incorporated into the SAI relating to this Prospectus/Proxy Statement by reference herein. You may request a free copy of Insured Fund's SAI and other information by calling 1-800/DIAL BEN or by writing to Insured Fund at P.O. Box 7777, 777 Mariners Island Blvd., San Mateo, CA 94403-7777. Insured Fund's Annual Report to Shareholders for the fiscal year ended February 28, 1999 is attached to and considered a part of this Prospectus/Proxy Statement.

      Insured Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the Public Reference Facilities maintained by the SEC at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Office of the SEC at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, at prescribed rates.

                           INFORMATION ABOUT INCOME FUND

      Information about Income Fund is included in the Insured Fund Prospectus and Insured Fund's SAI dated July 1, 1998 and supplemented January 1, 1999. These documents have been filed with the SEC and the Income Fund Prospectus is incorporated by reference herein. You may request free copies of these documents and other information by calling 1-800/DIAL BEN or by writing to P.O. Box 7777, 777 Mariners Island Blvd., San Mateo, CA 94403-7777. Reports and other information filed by Income Fund can be inspected and copied at: the Public Reference Facilities maintained by the SEC at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Office of the SEC at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, at prescribed rates.

                            PRINCIPAL HOLDERS OF SHARES

      [CONFIRM STILL TRUE AS OF RECORD DATE.] As of the Record Date, the officers of and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of Insured Fund. No person owned (beneficially or of record) 5% or more of the outstanding shares of Income Fund. [PLEASE CONFIRM AS OF THE RECORD DATE.] As of the Record Date, the following shareholders of Insured Fund (beneficial or of record) held 5% or more of the outstanding shares of Income Fund: [PLEASE PROVIDE NAME, ADDRESS AND PERCENTAGE OF OWNERSHIP.]



GLOSSARY OF USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the investment manager for Income Fund and Insured Fund

Board - The Board of Trustees of the Trust.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within 12 months of purchase.

Distributors - Franklin/Templeton Distributors, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94403-7777, the principal underwriter for both funds

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

Investor Services - Franklin/Templeton Investor Services, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the shareholder servicing and transfer agent to Income Fund and Insured Fund

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Offering Price - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge for each fund is 4.25%

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.



                     EXHIBITS TO COMBINED PROSPECTUS AND

                               PROXY STATEMENT

Exhibit

  A Form of Plan of Reorganization by Franklin Tax-Free Trust, on behalf of its series, Franklin Michigan Tax-Free Income Fund and Franklin Michigan Insured Tax-Free Income Fund

  B Prospectus of Franklin Michigan Insured Tax-Free Income Fund, dated July 1, 1998, as amended January 1, 1999

  C Annual Report to Shareholders of Franklin Michigan Insured Tax-Free Income Fund, dated February 28, 1999



                                   EXHIBIT A

                         FORM OF PLAN OF REORGANIZATION

      PLAN OF REORGANIZATION (the "Plan"), made by Franklin Tax-Free Trust (the "Trust") as of this ___ day of ________, 1999, on behalf of its series FRANKLIN MICHIGAN TAX-FREE INCOME FUND ("Income Fund") and FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND ("Insured Fund") (collectively, the "Funds"), with a principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404.

      The Plan will consist of (i) the acquisition by Insured Fund of substantially all of the property, assets and goodwill of Income Fund in exchange solely for shares of beneficial interest, no par value, of Insured Fund - Class A ("Insured Fund Shares"); (ii) the distribution of Insured Fund Shares to the shareholders of Income Fund according to their respective interests; and (iii) the subsequent dissolution of Income Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                     PLAN

      In order to consummate the Plan, the following actions shall be taken by the Trust on behalf of the Funds:

1.    SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF INCOME FUND.

      (a) Subject to the terms and conditions of this Plan, the Trust on behalf of the Income Fund shall convey, transfer and deliver to Insured Fund at the Closing all of Income Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to (i) pay the costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Income Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against Income Fund, if any, at the Closing Date, for which contingent and other appropriate liabilities reserves shall be established on Income Fund's books (hereinafter "Net Assets"). Income Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

      (b) Subject to the terms and conditions of this Plan, the Trust on behalf of Insured Fund shall at the Closing deliver to Income Fund the number of Insured Fund Shares, determined by dividing the aggregate Net Assets of Income Fund on the Closing Date by the net asset value per share of Insured Fund Shares, as of 1:00 p.m. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in
Section 2 hereof.

      (c) Immediately following the Closing, the Trust shall dissolve the Income Fund and distribute pro rata to the shareholders of record of Income Fund as of the close of business on the Closing Date, the Insured Fund Shares to be delivered to Income Fund pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Trust relating to Income Fund and noting in such accounts the type and amounts of such Insured Fund Shares that such former Income Fund shareholders are due based on their respective holdings of Income Fund as of the close of business on the Closing Date. Fractional Insured Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Income Fund shall be entitled to surrender the same to the transfer agent for the Insured Fund in exchange for the number of Insured Fund Shares into which the shares of the Income Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Insured Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of the Income Fund shall be deemed for all the Insured Fund's purposes to evidence ownership of the number of Insured Fund's Shares into which the shares of beneficial interest of the Income Fund (which prior to the Closing were represented thereby) have been converted.

2.    VALUATION.

      (a) The value of Income Fund's Net Assets to be transferred to Insured Fund hereunder shall be computed as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Income Fund's currently effective prospectus.

      (b) The net asset value of a share of Insured Fund shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Insured Fund's currently effective prospectus.

      (c) The net asset value of a share of Income Fund shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Income Fund's currently effective prospectus.

3.    CLOSING AND CLOSING DATE.

      The Closing Date shall be August 12, 1999, or such later date as determined by the Trust's officers. The Closing shall take place at the principal office of the Trust at 2:00 p.m. Pacific time on the Closing Date. The Trust on behalf of the Income Fund shall have provided for delivery as of the Closing of Income Fund's Net Assets to be transferred to the Trust's Custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286. Also, the Trust on behalf of Income Fund shall produce at the Closing a list of names and addresses of the shareholders of record of Income Fund's shares and the number of shares owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. The Trust on behalf of Insured Fund shall issue and deliver a certificate or certificates evidencing the shares of the Insured Fund to be delivered to said transfer agent registered in such manner as the Trust on behalf of Income Fund may request, or provide evidence satisfactory to Income Fund that such Insured Fund Shares have been registered in an account on the books of Insured Fund in such manner as the Trust on behalf of Income Fund may request.

4.    REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF INCOME FUND.

      The Trust makes the following representations and warranties about Income Fund:

      (a) Income Fund is a series of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on September 18, 1984 and validly existing and in good standing under the laws of that commonwealth. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end, management investment company and all its shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights and currently issues shares of five (5) series. The Trust is authorized to issue an unlimited number of shares of beneficial interest of each series.

      (c) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998, audited by PricewaterhouseCoopers LLP, fairly present the financial position of Income Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (d) The Trust has the necessary power and authority to conduct Income Fund's business as such business is now being conducted.

      (e) The Trust on behalf of Income Fund is not a party to or obligated under any provision of the Trust's Amended and Restated Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

      (f) The Trust has elected to treat Income Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Income Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

5.    REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF INSURED FUND.

      The Trust makes the following representations and warranties about Insured Fund:

      (a) Insured Fund is a series of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on September 18, 1984 and validly existing and in good standing under the laws of that commonwealth. The Trust is duly registered under the 1940 Act as a diversified, open-end, management investment company and all its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) The Trust is authorized to issue an unlimited number of shares of Insured Fund, no par value, each outstanding share of which is fully paid, non-assessable, fully transferable, and has full voting rights. Insured Fund Shares to be issued pursuant to this Plan will be fully paid, non-assessable, freely transferable and have full voting rights.

      (c) At the Closing, Insured Fund Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of Income Fund are presently eligible for offering to the public, and there are a sufficient number of Insured Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

      (d) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998, audited by PricewaterhouseCoopers LLP, fairly present the financial position of Insured Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (e) The Trust has the necessary power and authority to conduct Insured Fund's business as such business is now being conducted.

      (f) The Trust on behalf of Insured Fund is not a party to or obligated under any provision of the Trust's Amended and Restated Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

      (g) The Trust has elected to treat Insured Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and Insured Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

6.    REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF THE FUNDS.

      The Trust makes the following representations and warranties about both Income Fund and Insured Fund:

      (a) The statement of assets and liabilities to be created by the Trust for each of the Funds as of 1:00 p.m. Pacific time on the Closing Date for the purpose of determining the number of Insured Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of Income Fund and the net assets in the case of Insured Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

      (b) At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

      (c) Except as disclosed in the Trust's current effective prospectuses relating to Income Fund and Insured Fund, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

      (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

      (e) It anticipates that consummation of this Plan will not cause either of the Funds to fail to conform to the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each of the fiscal year.

7.    INTENTIONS OF THE TRUST ON BEHALF OF THE FUNDS.

      (a) The Trust intends to operate each Fund's respective business as presently conducted between the date hereof and the Closing.

      (b) The Trust intends that the Income Fund will not acquire the Insured Fund Shares for the purpose of making distributions thereof to anyone other than Income Fund's shareholders.

      (c) The Trust intends that, by the Closing, all of the Funds' Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

      (d) The Trust intends to mail to each shareholder of record of Income Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (e) The Trust intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Insured Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Income Fund's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY THE TRUST ON BEHALF OF THE
      FUNDS.

      The consummation of the Plan shall be subject to the following conditions:

      (a) That: (i) all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Trust and the Funds shall occur prior to the Closing; and (iii) the Trust shall execute a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

      (b) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

      (c) That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Income Fund at an annual or special meeting or any adjournment thereof.

      (d) That a distribution or distributions shall have been declared for both parties, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each party (i) all net investment income and all net realized capital gains, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific time on the Closing Date; and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.

      (e) That there shall be delivered to the Trust on behalf of Income Fund and Insured Fund an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of the Trust with regard to matters of fact:

            (1) The acquisition by Insured Fund of substantially all the assets of Income Fund as provided for herein in exchange for Insured Fund Shares will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Income Fund and Insured Fund will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;

            (2) No gain or loss will be recognized by Income Fund upon the transfer of substantially all of its assets to Insured Fund in exchange solely for voting shares of Insured Fund (Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

            (3) No gain or loss will be recognized by Insured Fund upon the receipt of substantially all of the assets of Income Fund in exchange solely for voting shares of Insured Fund (Section 1032(a));

            (4) The basis of the assets of Income Fund received by Insured Fund will be the same as the basis of such assets to Income Fund immediately prior to the exchange (Section 362(b));

            (5) The holding period of the assets of Income Fund received by Insured Fund will include the period during which such assets were held by Income Fund (Section 1223(2));

            (6) No gain or loss will be recognized to the shareholders of Income Fund upon the exchange of their shares in Income Fund for voting shares of Insured Fund (Section 354(a));

            (7) The basis of the Insured Fund Shares received by Income Fund's shareholders shall be the same as the basis of the shares of Income Fund exchanged therefor (Section 358(a)(1));

            (8) The holding period of Insured Fund Shares received by Income Fund's shareholders (including fractional shares to which they may be entitled) will include the holding period of Income Fund's shares surrendered in exchange therefor, provided that Income Fund's shares were held as a capital asset on the date of the exchange (Section 1223(1)); and

            (9) Insured Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Income Fund described in Section 381(c) of the Code (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations), subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

      (f) That there shall be delivered to the Trust on behalf of the Insured Fund an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) Income Fund is a series of the Trust, which was organized as a business trust under the laws of the Commonwealth of Massachusetts on September 18, 1984 and is validly existing and in good standing under the laws of that commonwealth;

            (2) The Trust is authorized to issue an unlimited number of shares of Income Fund, no par value. Assuming that the initial shares were issued in accordance with the 1940 Act and the Amended and Restated Agreement and Declaration of Trust and By-laws of the Trust, and that all other outstanding shares of Income Fund were sold, issued and paid for in accordance with the terms of Income Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

            (3) The Trust is an open-end, diversified investment company of the management type registered as such under the 1940 Act;

            (4) Except as disclosed in Income Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Income Fund, the unfavorable outcome of which would materially and adversely affect Income Fund;

            (5) All actions required to be taken by the Trust and/or Income Fund to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Trust and Income Fund; and

            (6) Neither the execution, delivery nor performance of this Plan by the Trust and/or Income Fund violates any provision of the Trust's Amended and Restated Agreement and Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which Income Fund is otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and Income Fund and is enforceable against the Trust and/or Income Fund in accordance with its terms.

      In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust and Income Fund.

      (g) That there shall be delivered to the Trust on behalf of the Income Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) Insured Fund is a series of the Trust, which was organized as a business trust under the laws of the Commonwealth of Massachusetts on September 18, 1984 and is validly existing and in good standing under the laws of that commonwealth;

            (2) The Trust is authorized to issue an unlimited number of shares of Insured Fund, no par value. Assuming that the initial capital shares of Insured Fund were issued in accordance with the 1940 Act, and the Amended and Restated Agreement and Declaration of Trust and By-laws of the Trust, and that all other outstanding shares of Insured Fund were sold, issued and paid for in accordance with the terms of Insured Fund's prospectus in effect at the time of such sales, each such outstanding share of Insured Fund is fully paid, non-assessable, freely transferable and has full voting rights;

            (3) The Trust is an open-end, diversified investment company of the management type registered as such under the 1940 Act;

            (4) Except as disclosed in Insured Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Insured Fund, the unfavorable outcome of which would materially and adversely affect Insured Fund;

            (5) Insured Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Insured Fund;

            (6) All actions required to be taken by the Trust and/or Insured Fund to authorize the Plan contemplated hereby have been duly authorized by all necessary action on the part of Insured Fund;

            (7) Neither the execution, delivery nor performance of the Plan by the Trust and/or Insured Fund violates any provision of the Trust's Amended and Restated Agreement and Declaration of Trust or its By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which Insured Fund is otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and Insured Fund and is enforceable against the Trust and/or Insured Fund in accordance with its terms; and

            (8) The Trust's registration statement of which the prospectus dated July 1, 1998 of Insured Fund is a part (the "Prospectus") is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust and Insured Fund.

      (h) That the Trust's Registration Statement with respect to the Insured Fund Shares to be delivered to the Income Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

      (i) That the Insured Fund Shares to be delivered hereunder shall be eligible for sale by Insured Fund with each state commission or agency with which such eligibility is required in order to permit the Insured Fund Shares lawfully to be delivered to each Income Fund shareholder.

      (j) That, at the Closing, there shall be transferred to Insured Fund aggregate Net Assets of Income Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Income Fund on the Closing Date.

9.    EXPENSES.

      The expenses of entering into and carrying out the provisions of this Plan shall be borne one quarter by Income Fund, one quarter by Insured Fund, and one half by Franklin Advisers, Inc.


10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.

      (a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of Income Fund) prior to the Closing or the Closing may be postponed by the Trust on behalf of either party by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

      (b) If the transactions contemplated by this Plan have not been consummated by December 31, 1999, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Trust on behalf of Insured Fund and Income Fund.

      (c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Trust, Income Fund nor Insured Fund, nor their trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

      (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Trust's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

       (e) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust on behalf of the Income Fund or Insured Fund to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of Income Fund, unless such terms and conditions shall result in a change in the method of computing the number of Insured Fund Shares to be issued to Income Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Income Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust on behalf of Income Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.   ENTIRE PLAN AND AMENDMENTS.

      This Plan embodies the entire plan of the Trust on behalf of the Funds and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only by in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.   NOTICES.

      Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at 777 Mariners Island Boulevard, P. O. Box 7777, San Mateo, CA 94403-7777,
Attention: Secretary.

13.   GOVERNING LAW.

      This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, Franklin Tax-Free Trust, on behalf of Franklin Michigan Insured Tax-Free Income Fund and Franklin Michigan Tax-Free Income Fund, has executed this Plan by its duly authorized officer, all as of the date and year first-above written.

                                    FRANKLIN TAX-FREE TRUST,
                                    ON BEHALF OF
                                    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME
                                    FUND

Attest:


___________________________         By: ________________________________
Assistant Secretary                       Deborah R. Gatzek
                                          Vice President and Secretary

                                    FRANKLIN TAX-FREE TRUST,
                                    ON BEHALF OF
                                    FRANKLIN MICHIGAN TAX-FREE
                                    INCOME FUND

Attest:


___________________________         By: ________________________________
Assistant Secretary                       Deborah R. Gatzek
                                          Vice President and Secretary




                                  EXHIBIT B

                                PROSPECTUS OF
                FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
                DATED JULY 1, 1998, AS AMENDED JANUARY 1, 1999


PROSPECTUS
FRANKLIN
TAX-FREE
TRUST
JULY 1, 1998  AS AMENDED JANUARY 1, 1999
INVESTMENT STRATEGY
TAX-FREE INCOME

Franklin Arizona Insured Tax-Free Income Fund
Franklin Florida Insured Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin Massachusetts Insured Tax-Free Income Fund
Franklin Michigan Insured Tax-Free Income Fund
Franklin Minnesota Insured Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund Class A & C

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated July 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



FRANKLIN TAX-FREE TRUST
------------------------------------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


TABLE OF CONTENTS

ABOUT THE FUNDS


Expense Summary ..................................................       2
Financial Highlights .............................................       4
How Do the Funds Invest Their Assets? ............................      16
What Are the Risks of Investing in the Funds? ....................      20
Who Manages the Funds? ...........................................      22
How Taxation Affects the Funds and Their Shareholders ............      26
How Is the Trust Organized? ......................................      29

ABOUT YOUR ACCOUNT

How Do I Buy Shares? .............................................      30
May I Exchange Shares for Shares of Another Fund? ................      37
How Do I Sell Shares? ............................................      40
What Distributions Might I Receive From the Funds? ...............      42
Transaction Procedures and Special Requirements ..................      43
Services to Help You Manage Your Account .........................      47
What If I Have Questions About My Account? .......................      50

GLOSSARY

Useful Terms and Definitions .....................................      50


FRANKLIN
TAX-FREE
TRUST

July 1, 1998
as amended January 1, 1999

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN(R)


ABOUT THE FUNDS

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in a fund. It is based on the historical expenses of each fund for the fiscal year ended February 28, 1998. Each fund's actual expenses may vary.

                                               ARIZONA    FLORIDA    INSURED   MASSACHUSETTS   MICHIGAN    MINNESOTA    OHIO
                                                FUND       FUND       FUND         FUND          FUND        FUND       FUND
----------------------------------------------------------------------------------------------------------------------------
A.   SHAREHOLDER TRANSACTION EXPENSES+

     CLASS A1

     Maximum Sales Charge
     (as a percentage of Offering Price)       4.25%        4.25%         4.25%       4.25%      4.25%      4.25%      4.25%
      Paid at time of purchase++               4.25%        4.25%         4.25%       4.25%      4.25%      4.25%      4.25%
      Paid at redemption++++ ...               NONE         NONE          NONE        NONE       NONE       NONE        NONE

     Exchange Fee (per transaction)            NONE         NONE         $5.00*       NONE       NONE       NONE        NONE

     CLASS C1

     Maximum Sales Charge
     (as a percentage of Offering Price)       -            -             1.99%       1.99%      1.99%      1.99%      1.99%
      Paid at time of purchase+++              -            -             1.00%       1.00%      1.00%      1.00%      1.00%
      Paid at redemption++++ ...               -            -             0.99%       0.99%      0.99%      0.99%      0.99%

     Exchange Fee (per transaction)            -            -             NONE*       NONE       NONE       NONE       NONE

B.   ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     CLASS A

     Management Fees ...........               0.63%**     0.63%**    0.47%        0.52%         0.47%      0.50%      0.49%

     Rule 12b-1 Fees*** ........               0.10%       0.10%      0.08%        0.08%         0.08%      0.08%      0.09%

     Other Expenses ............               0.09%       0.07%      0.06%        0.08%         0.08%      0.07%      0.06%
                                              ------------------------------------------------------------------------------

     Total Fund Operating Expenses             0.82%**     0.80%**    0.61%        0.68%         0.63%      0.65%      0.64%
                                              ==============================================================================

     CLASS C

     Management Fees ...........               -           -          0.47%        0.52%         0.47%      0.50%      0.49%

     Rule 12b-1 Fees*** ........               -           -          0.65%        0.65%         0.65%      0.65%      0.65%

     Other Expenses ............               -           -          0.06%        0.08%         0.08%       0.07%     0.06%
                                              ------------------------------------------------------------------------------

     Total Fund Operating Expenses             -           -          1.18%        1.25%         1.20%       1.22%      1.20%
                                              ==============================================================================



C.   EXAMPLE

     Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown.
     These are the projected expenses for each $1,000 that you invest in a fund.

                                   ARIZONA    FLORIDA    INSURED   MASSACHUSETTS   MICHIGAN    MINNESOTA    OHIO
                                    FUND       FUND       FUND         FUND          FUND        FUND       FUND
----------------------------------------------------------------------------------------------------------------
     CLASS A
     1 Year**** ................  $  51      $  50      $  48        $  49         $  49       $  49      $  49
     3 Years ...................  $  68      $  67      $  61        $  63         $  62       $  62      $  62
     5 Years ...................  $  86      $  85      $  75        $  79         $  76       $  77      $  77
     10 Years ..................  $ 140      $ 137      $ 115        $ 124         $ 118       $ 120      $ 119

     CLASS C

     1 Year ....................      -          -      $  32        $  32         $  32       $  32      $  32
     3 Years ...................      -          -      $  47        $  49         $  48       $  48      $  48
     5 Years ...................      -          -      $  74        $  78         $  75       $  76      $  75
     10 Years ..................      -          -      $ 152        $ 160         $ 154       $ 156      $ 154

     For the same Class C investment, you would pay projected expenses of $22 for the Insured, Michigan, Minnesota and Ohio funds, and $23 for the Massachusetts Fund, if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

     THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

1Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class A shares.
+++Although Class C has a lower front-end sales charge than Class A, its Rule 12b-1 fees are higher. Over time you may pay more for Class C shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more if you sell the shares within one year and to any Class C purchase if you sell the shares within 18 months. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage for Class C is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*There is a $5 fee for exchanges by Market  Timers.
**For the period shown, Advisers had agreed in advance to limit its management fees. With this reduction, management fees were 0.11% for the Arizona Fund and 0.18% for the Florida Fund and total fund operating expenses were 0.30% for the Arizona Fund and 0.35% for the Florida Fund.
***For the Arizona and Florida funds, these fees may not exceed 0.15%. For the remaining funds, these fees may not exceed 0.10% for Class A and 0.65% for Class
C. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.
****Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the funds' independent auditor. The audit report covering each of the most recent five years appears in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998. The Annual Report to Shareholders also includes more information about each fund's performance. For a free copy, please call Fund Information.

ARIZONA FUND


                                                                    YEAR ENDED FEB. 28
                                                       -------------------------------------------
                                                          1998     1997    1996     1995     19941
                                                       -------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............         $10.36   $10.36  $ 9.80   $10.28   $10.00
                                                       -------------------------------------------

Income from investment operations:
 Net investment income .........................            .54      .55     .55      .55      .34
 Net realized and unrealized gains (losses) ....            .42       -      .57     (.48)     .27
                                                       -------------------------------------------

Total from investment operations ...............            .96      .55    1.12      .07      .61
                                                       -------------------------------------------

Less distributions from:
 Net investment income .........................           (.55)    (.55)   (.56)    (.55)    (.33)
                                                       --------------------------------------------

Net asset value, end of year ...................         $10.77   $10.36  $10.36   $ 9.80   $10.28
                                                       ============================================

Total return* ..................................           9.53%    5.55%  11.64%     .94%    6.04%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................         $58,059  $39,693 $38,199  $20,794  $12,895

Ratios to average net assets:
 Expenses ......................................            .30%     .25%    .16%     .10%     .03%**
 Expenses excluding waiver and payments by affiliate        .82%     .86%    .86%     .96%     .83%**
 Net investment income .........................           5.11%    5.45%   5.51%    5.80%    4.85%**

Portfolio turnover rate ........................          17.44%   18.27%   4.12%   44.61%   62.88%

FLORIDA FUND


                                                                     YEAR ENDED FEB. 28
                                                       -------------------------------------------
                                                          1998     1997    1996     1995     19941
                                                       -------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............         $ 9.99   $10.02  $ 9.53   $10.07   $10.00
                                                       -------------------------------------------

Income from investment operations:
 Net investment income .........................            .53      .53     .53      .52      .34
 Net realized and unrealized gains (losses) ....            .44     (.03)    .49     (.53)     .06
                                                       -------------------------------------------

Total from investment operations ...............            .97      .50    1.02     (.01)     .40
                                                       -------------------------------------------

Less distributions from:
 Net investment income .........................           (.53)    (.53)   (.53)    (.53)    (.33)
                                                       --------------------------------------------

Net asset value, end of year ...................         $10.43   $ 9.99  $10.02   $ 9.53   $10.07
                                                       ===========================================

Total return* ..................................           9.94%    5.17%  10.95%     .21%    3.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................        $101,506  $77,177 $69,583  $46,847  $32,150

Ratios to average net assets:
 Expenses ......................................            .35%     .35%    .35%     .35%      -
 Expenses excluding waiver and payments by affiliate        .80%     .80%    .82%     .88%     .83%**
 Net investment income .........................           5.16%    5.36%   5.37%    5.61%    4.97%**

Portfolio turnover rate ........................           8.08%   32.23%  24.36%   43.71%   28.72%


INSURED FUND



                                                              CLASS A
                      --------------------------------------------------------------------------------------
                                                        YEAR ENDED FEB. 28
                      --------------------------------------------------------------------------------------
                         1998     1997    1996     1995     1994     1993     1992    1991     1990     1989
                      --------------------------------------------------------------------------------------

Per share operating performance
(for a share outstanding throughout the year)
Net asset value,
beginning of year       $12.15   $12.27  $11.97   $12.45   $12.43   $11.68  $11.41   $11.26   $11.08   $11.12
                      ---------------------------------------------------------------------------------------
Income from investment
operations:
 Net investment income     .66     .69      .71      .71      .73      .74     .74      .78      .78      .78
 Net realized and
 unrealized gains (losses) .29    (.11)     .30     (.48)     .02      .75     .30      .16      .20      .03
                      ---------------------------------------------------------------------------------------

Total from investment
operations                 .95     .58     1.01      .23      .75     1.49    1.04      .94      .98      .81
                      ---------------------------------------------------------------------------------------

Less distributions from:
 Net investment income    (.66)   (.70)    (.71)    (.71)    (.73)    (.74)   (.77)    (.79)    (.80)    (.85)
 In excess of net
  investment income       (.01)     -        -        -        -        -       -        -        -        -
 Net realized gains       (.12)     -        -        -        -        -       -        -        -        -
                      ---------------------------------------------------------------------------------------

Total distributions       (.79)    (.70)   (.71)    (.71)    (.73)    (.74)   (.77)   (.79)    (.80)    (.85)
                      ---------------------------------------------------------------------------------------

Net asset value,        $12.31   $12.15  $12.27   $11.97   $12.45   $12.43  $11.68  $11.41   $11.26   $11.08
end of year           =======================================================================================


Total return*             8.09%    4.88%   8.66%    2.03%    5.93%   12.93%   9.29%   8.38%    8.81%    7.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
(millions)              $1,685   $1,662  $1,705   $1,683   $1,803   $1,539   $1,131   $850     $711     $551

Ratios to average net assets:
 Expenses                  .61%     .60%    .60%     .59%     .52%     .53%    .53%    .53%     .54%     .58%
 Net investment income    5.44%    5.68%   5.81%    6.00%    5.79%    6.22%   6.55%   6.95%    6.92%    7.01%

Portfolio turnover rate  27.77%   18.66%  13.52%   14.42%    6.85%    7.95%   6.35%   9.76%   11.96%   12.79%

INSURED FUND (CONT.)


                                                                             CLASS C
                                                                 ---------------------------
                                                                       YEAR ENDED FEB. 28
                                                                 ---------------------------
                                                                     1998     1997    19962
                                                                 ---------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................        $12.21   $12.31  $11.98
                                                                 ---------------------------
Income from investment operations:
 Net investment income .....................................           .60      .62     .54
 Net realized and unrealized gains (losses) ................           .29     (.09)    .32
                                                                 ---------------------------

Total from investment operations ...........................           .89      .53     .86
                                                                 ---------------------------
Less distributions from:
 Net investment income .....................................          (.60)    (.63)   (.53)
 Net realized gains ........................................          (.12)      -       -
                                                                 ---------------------------

Total distributions ........................................          (.72)    (.63)   (.53)
                                                                 ---------------------------

Net asset value, end of year ...............................        $12.38   $12.21  $12.31
                                                                 ===========================

Total return* ..............................................          7.52%    4.42%   7.32%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................        $38,057  $21,521 $8,152

Ratios to average net assets:
 Expenses ..................................................          1.18%    1.17%   1.18%**
 Net investment income .....................................          4.86%    5.10%   5.21%**

Portfolio turnover rate ....................................         27.77%   18.66%  13.52%

MASSACHUSETTS FUND


                                                              CLASS A
                      ----------------------------------------------------------------------------------------
                                                        YEAR ENDED FEB. 28
                      ----------------------------------------------------------------------------------------
                         1998     1997    1996     1995     1994     1993     1992    1991     1990     1989
                      ----------------------------------------------------------------------------------------

Per share operating performance
(for a share outstanding throughout the year)

Net asset value,
beginning of year       $11.54   $11.65  $11.34   $11.81   $11.73   $11.03   $10.76  $10.72   $10.59   $10.61
                      ----------------------------------------------------------------------------------------

Income from investment
operations:
 Net investment income     .61      .63      .66     .66      .67      .69      .68     .72      .72      .71
 Net realized and
 unrealized gains          .35     (.10)     .31    (.47)     .09      .69      .31     .04      .12     (.02)
 (losses)             ----------------------------------------------------------------------------------------

Total from investment
operations                 .96      .53     .97      .19      .76     1.38      .99     .76      .84      .69
                      ----------------------------------------------------------------------------------------

Less distributions from:
 Net investment income    (.61)    (.64)3  (.66)    (.66)    (.68)    (.68)    (.72)   (.72)    (.71)    (.71)
 In excess of net
  investment income       (.01)      -       -        -        -        -        -       -        -        -
 Net realized gains       (.13)      -       -        -        -        -        -       -        -        -
                      ----------------------------------------------------------------------------------------

Total distributions       (.75)    (.64)   (.66)    (.66)    (.68)    (.68)    (.72)   (.72)    (.71)    (.71)
                      ----------------------------------------------------------------------------------------

Net asset value,        $11.75   $11.54  $11.65   $11.34   $11.81   $11.73   $11.03  $10.76   $10.72   $10.59
end of year           ========================================================================================


Total return*             8.50%    4.75%   8.80%    1.83%    6.39%   12.61%    9.34%   7.10%    7.82%    6.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end
of year (000's)        $328,147 $325,065$301,529 $288,331 $307,013 $278,510 $218,336$152,622 $123,906 $109,851

Ratios to average
net assets:
 Expenses                 .68%     .68%    .69%     .67%     .60%     .64%      .67%    .70%     .72%     .75%
 Expenses excluding
  waiver and payments     .68%     .68%    .69%     .67%     .60%    .64%       .67%    .70%     .72%     .79%
  by affiliate
 Net investment income   5.21%    5.51%   5.67%    5.89%    5.69%   6.09%      6.40%   6.72%    6.65%    6.81%

Portfolio turnover rate 30.46%  29.22%   10.29%   16.90%   13.82%    9.65%   7.49%   11.47%   14.14%    22.97%

MASSACHUSETTS FUND (CONT.)


                                                                             CLASS C
                                                                 ---------------------------
                                                                       YEAR ENDED FEB. 28
                                                                 ---------------------------
                                                                     1998     1997    19962
                                                                 ---------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................        $11.59   $11.69  $11.36
                                                                 ---------------------------
Income from investment operations:
 Net investment income .....................................           .55      .57     .50
 Net realized and unrealized gains (losses) ................           .34     (.09)    .32
                                                                 ---------------------------

Total from investment operations ...........................           .89      .48     .82
                                                                 ---------------------------
Less distributions from:
 Net investment income .....................................          (.55)    (.58)3  (.49)
 Net realized gains ........................................          (.13)     -        -
                                                                 ---------------------------

Total distributions ........................................          (.68)    (.58)   (.49)
                                                                 ---------------------------

Net asset value, end of year ...............................        $11.80   $11.59  $11.69
                                                                 ===========================

Total return* ..............................................          7.86%    4.22%   7.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................        $13,937  $6,378  $2,759
Ratios to average net assets:
 Expenses ..................................................          1.25%    1.25%   1.26%**
 Net investment income .....................................          4.59%    4.96%   5.06%**
Portfolio turnover rate ....................................         30.46%   29.22%  10.29%

MICHIGAN FUND


                                                              CLASS A
                      ----------------------------------------------------------------------------------------
                                                        YEAR ENDED FEB. 28
                      ----------------------------------------------------------------------------------------
                         1998     1997    1996     1995     1994     1993     1992    1991     1990     1989
                      ----------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value,
beginning of year       $12.00   $12.09  $11.76   $12.24   $12.18   $11.41   $11.19  $11.06   $10.89   $10.89
                      ----------------------------------------------------------------------------------------
Income from investment
operations:
 Net investment income     .63     .66      .68      .69      .70      .71      .71      .75      .75     .74
 Net realized and
 unrealized gains (losses) .34    (.09)     .34     (.48)     .07      .77      .25      .12      .15     .03
                       ---------------------------------------------------------------------------------------
Total from investment
operations                 .97      .57    1.02      .21      .77     1.48      .96     .87      .90      .77
                      ----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income    (.63)   (.66)4   (.69)3   (.69)    (.71)    (.71)    (.74)   (.74)    (.73)    (.77)
 In excess of net
  investment income       (.01)     -        -        -        -        -        -       -        -        -
 Net realized gains       (.13)     -        -        -        -        -        -       -        -        -
                      ----------------------------------------------------------------------------------------
Total distributions       (.77)   (.66)    (.69)    (.69)    (.71)    (.71)    (.74)   (.74)    (.73)    (.77)
                      ----------------------------------------------------------------------------------------
Net asset value, end    $12.20  $12.00   $12.09   $11.76   $12.24 m $12.18   $11.41   $11.19  $11.06   $10.89
of year               ========================================================================================
Total return*             8.37%   4.90%    8.86%    1.87%    6.18%   13.23%    8.78%    7.93%   8.21%    7.15%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year
(millions)              $1,143   $1,112  $1,115   $1,038   $1,055    $882     $666    $515     $428     $370

Ratios to average net assets:
 Expenses                  .63%     .62%    .62%     .61%     .54%     .58%     .59%    .61%     .63%     .67%
 Net investment income    5.24%    5.52%   5.65%    5.87%    5.66%    6.09%    6.45%   6.72%    6.72%    6.86%
Portfolio turnover rate  20.08%   30.03%   9.38%    9.12%    3.21%    2.04%   10.80%   4.17%    7.93%    9.83%

MICHIGAN FUND (CONT.)



                                                                             CLASS C
                                                                 ----------------------------
                                                                       YEAR ENDED FEB. 28
                                                                 ----------------------------
                                                                     1998     1997    19962
                                                                 ----------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................        $12.07   $12.14  $11.77
                                                                 ----------------------------
Income from investment operations:
 Net investment income .....................................           .57      .59     .51
 Net realized and unrealized gains (losses) ................           .33     (.07)    .37
                                                                 ----------------------------
Total from investment operations ...........................           .90      .52     .88
                                                                 ----------------------------
Less distributions from:
 Net investment income .....................................          (.57)    (.59)   (.51)
 Net realized gains ........................................          (.13)     -        -
                                                                 ----------------------------
Total distributions ........................................          (.70)    (.59)   (.51)
                                                                 ----------------------------
Net asset value, end of year ...............................        $12.27   $12.07  $12.14
                                                                 ============================
Total return* ..............................................          7.70%    4.44%   7.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................        $32,873  $20,162 $6,683
Ratios to average net assets:
 Expenses ..................................................          1.20%    1.19%   1.20%**
 Net investment income .....................................          4.67%    4.94%   5.03%**
Portfolio turnover rate ....................................         20.08%   30.03%   9.38%

MINNESOTA FUND



                                                              CLASS A
                      ----------------------------------------------------------------------------------------
                                                        YEAR ENDED FEB. 28
                      ----------------------------------------------------------------------------------------
                         1998     1997    1996     1995     1994     1993     1992    1991     1990     1989
                      ----------------------------------------------------------------------------------------

Per share operating performance
(for a share outstanding throughout the year)

Net asset value,
beginning of year       $12.01   $12.14  $11.88   $12.33   $12.35   $11.68   $11.44  $11.40   $11.24   $11.26
                      ----------------------------------------------------------------------------------------

Income from investment
operations:
 Net investment income     .64      .65     .67      .69      .70      .73      .73     .76      .77      .76
 Net realized and
 unrealized gains (losses) .25     (.12)    .27     (.45)    (.01)     .67      .28     .07      .18      .01
                      ----------------------------------------------------------------------------------------
Total from investment
operations                 .89      .53     .94      .24      .69     1.40     1.01     .83      .95      .77
                      ----------------------------------------------------------------------------------------

Less distributions from:
 Net investment income    (.64)    (.66)   (.68)    (.69)7   (.71)    (.73)    (.77)   (.79)    (.79)    (.79)
 Net realized gains       (.10)      -       -        -        -        -        -       -        -        -
                      ----------------------------------------------------------------------------------------
Total distributions       (.74)    (.66)   (.68)    (.69)    (.71)    (.73)    (.77)   (.79)    (.79)    (.79)
                      ----------------------------------------------------------------------------------------
Net asset value,        $12.16   $12.01  $12.14   $11.88   $12.33   $12.35   $11.68  $11.44   $11.40   $11.24
end of year           ========================================================================================

Total return*             7.60%    4.54%   8.06%    2.12%    5.42%   12.23%    8.95%   7.29%    8.39%    6.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end
of year (000's)        $495,315 $482,128$492,139 $479,934 $499,619 $445,767 $357,279$284,779 $235,058 $183,867

Ratios to average net assets:
 Expenses                  .65%     .66%    .66%     .66%     .60%     .63%     .65%    .67%     .70%     .75%
 Expenses excluding
  waiver and payments
  by affiliate             .65%     .66%    .66%     .66%     .60%     .63%     .65%     .67%    .70%     .76%
 Net investment income    5.29%    5.47%   5.58%    5.81%    5.67%    6.12%    6.43%    6.62%   6.68%    6.80%
Portfolio turnover rate  14.87%   14.40%  17.72%   17.59%   13.42%    5.58%    3.14%    9.12%    4.55%  15.19%

MINNESOTA FUND (CONT.)



                                                                             CLASS C
                                                                 ----------------------------
                                                                       YEAR ENDED FEB. 28
                                                                 ----------------------------
                                                                     1998     1997    19962
                                                                 ----------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................        $12.05   $12.17  $11.89
                                                                 ----------------------------
Income from investment operations:
 Net investment income .....................................           .57      .59     .50
 Net realized and unrealized gains (losses) ................           .26     (.12)    .28
                                                                 ----------------------------
Total from investment operations ...........................           .83      .47     .78
                                                                 ----------------------------
Less distributions from:
 Net investment income .....................................          (.57)    (.59)   (.50)
 Net realized gains ........................................          (.10)      -       -
                                                                 ----------------------------
Total distributions ........................................          (.67)    (.59)   (.50)
                                                                 ----------------------------
Net asset value, end of year ...............................        $12.21   $12.05  $12.17
                                                                 ============================
Total return* ..............................................          7.04%    3.98%   6.67%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................        $10,131  $4,844  $1,152
Ratios to average net assets:
 Expenses ..................................................          1.22%    1.23%   1.25%**
 Net investment income .....................................          4.72%    4.87%   4.94%**
Portfolio turnover rate ....................................         14.87%   14.40%  17.72%

OHIO FUND



                                                              CLASS A
                      ----------------------------------------------------------------------------------------
                                                        YEAR ENDED FEB. 28
                      ----------------------------------------------------------------------------------------
                         1998     1997    1996     1995     1994     1993     1992    1991     1990     1989
                      ----------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value,
beginning of year       $12.19   $12.22  $11.90   $12.40   $12.34   $11.55   $11.33  $11.17   $11.02   $10.93
                      ----------------------------------------------------------------------------------------
Income from investment
operations:
 Net investment income     .64      .66      .68      .69      .70      .72     .71      .75      .75     .74
 Net realized and
  unrealized gains (losses).33     (.03)     .33     (.50)     .07      .78     .28      .17      .14     .08
                      ----------------------------------------------------------------------------------------
Total from investment
operations                 .97      .63    1.01      .19      .77     1.50      .99     .92      .89      .82
                      ----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income    (.64)6   (.66)5  (.69)3   (.69)    (.71)    (.71)    (.77)   (.76)    (.74)    (.73)
 Net realized gains       (.07)      -       -        -        -        -        -       -        -        -
                      ----------------------------------------------------------------------------------------
Total distributions       (.71)    (.66)   (.69)    (.69)    (.71)    (.71)    (.77)   (.76)    (.74)    (.73)
                      ----------------------------------------------------------------------------------------
Net asset value,        $12.45   $12.19  $12.22   $11.90   $12.40   $12.34   $11.55  $11.33   $11.17   $11.02
end of year           ========================================================================================

Total return*             8.22%    5.35%   8.66%    1.74%    6.08%   13.26%    8.86%   8.28%    8.00%    7.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end
of year (000's)        $741,079 $698,360$685,783 $652,545 $686,398 $564,758 $409,044$273,119 $224,722 $203,230

Ratios to average net assets:
 Expenses                  .64%    .64%    .64%     .63%     .56%     .59%      .62%     .65%     .65%     .71%
 Net investment income    5.24%   5.43%   5.58%    5.83%    5.59%    6.05%     6.36%    6.67%    6.71%    6.80%
Portfolio turnover rate  12.84%  14.95%  11.47%   11.76%    7.29%    2.87%     1.16%    4.44%   10.80%   32.48%

OHIO FUND (CONT.)



                                                                             CLASS C
                                                                 ----------------------------
                                                                       YEAR ENDED FEB. 28
                                                                 ----------------------------
                                                                     1998     1997    19962
                                                                 ----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................        $12.24   $12.26  $11.90
                                                                 ----------------------------
Income from investment operations:
 Net investment income .....................................           .58      .59     .52
 Net realized and unrealized gains (losses) ................           .34     (.02)    .35
                                                                 ----------------------------
Total from investment operations ...........................           .92     (.57)    .87
                                                                 ----------------------------
Less distributions from:
 Net investment income .....................................          (.58)    (.59)   (.51)
 Net realized gains ........................................          (.07)      -       -
                                                                 ----------------------------
Total distributions ........................................          (.65)    (.59)   (.51)
                                                                 ----------------------------
Net asset value, end of year ...............................        $12.51   $12.24  $12.26
                                                                 ============================

Total return* ..............................................          7.66%    4.79%   7.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................        $28,178  $15,786 $6,085
Ratios to average net assets:
 Expenses ..................................................          1.20%    1.20%   1.22%**
 Net investment income .....................................          4.67%    4.80%   4.99%**
Portfolio turnover rate ....................................         12.84%   14.95%  11.47%

*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized
1For the period April 30, 1993 (effective date) to February 28, 1994.
2For the period May 1, 1995 (effective date) to February 29, 1996.
3Includes distributions in excess of net investment income in the amount of $.001.
4Includes distributions in excess of net investment income in the amount of $.002.
5Includes distributions in excess of net investment income in the amount of $.003.
6Includes distributions in excess of net investment income in the amount of $.007.
7Includes distributions from net realized gains of $.004.

HOW DO THE FUNDS INVEST THEIR ASSETS?

A QUICK LOOK AT THE FUNDS

FRANKLIN INSURED
TAX-FREE INCOME FUND

GOAL: High current income free from federal income taxes.

STRATEGY: Invests primarily in municipal securities covered by insurance guaranteeing the timely payment of principal and interest and whose interest is free from federal income taxes.

STATE SPECIFIC INSURED
TAX-FREE INCOME FUNDS

GOAL: High current tax-free income for residents of the fund's state.

STRATEGY: Invest primarily in municipal securities covered by insurance guaranteeing the timely payment of principal and interest and whose interest is free from federal and state personal income taxes, if any, for residents of the fund's state.

WHAT IS THE MANAGER'S APPROACH?

Advisers tries to select securities that it believes will provide the best balance between risk and return within each fund's range of allowable investments. Advisers considers a number of factors including general market and economic conditions, the credit quality of the issuer, and the cost of insurance when selecting securities for each fund.

To provide tax-free income to shareholders, Advisers typically uses a buy and hold strategy. This means it holds securities in a fund's portfolio for income purposes, rather than trading securities for capital gains. Advisers may sell a security at any time, however, when Advisers believes doing so could help the fund meet its goals.

While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. Each fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

WHO MAY WANT TO INVEST?

The funds may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and, for the state funds, state personal income taxes.

The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares, they may be worth more or less than what you paid for them. Please consider your investment goals and tolerance for price fluctuations and risk when making your investment decision.

THE FUNDS IN MORE DETAIL

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each state fund also tries to provide a maximum level of income that is exempt from personal income taxes, if any, for resident shareholders of the fund's state. These goals are fundamental, which means that they may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

Each fund tries to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.

Municipal securities help the funds meet their investment goals because they generally pay interest free from federal income tax. Municipal securities issued by a fund's state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the Mariana Islands, also generally pay interest free from state personal income taxes, if any, for residents of the fund's state.

Each fund normally invests:

   at least 80% of its net assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax (this policy is fundamental);

   at least 80% of its net assets in securities that pay interest free from the personal income taxes, if any, of its state, although each fund tries to invest all of its assets in these securities (this policy is fundamental and applies only to the state funds); and

   at least 65% of its total assets in municipal securities of its state. Unlike the state funds, however, the Franklin Insured Tax-Free Income Fund is diversified nationally and will not invest more than 25% of its total assets in the municipal securities of any one state or territory.

While each fund tries to invest 100% of its assets in municipal securities whose interest is free from federal and, for the state funds, state personal income taxes, it is possible, although not anticipated, that a fund may have up to 20% of its assets in securities that pay taxable interest. If you are subject to the federal alternative minimum tax, please keep in mind that each fund may also have a portion of its assets in municipal securities that pay interest subject to the federal alternative minimum tax.

QUALITY. All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's and S&P, often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. For example, Fitch and S&P use AAA, AA, A and BBB for their top four long-term ratings, while Moody's uses Aaa, Aa, A and Baa. Securities rated in the highest rating category are "top rated." Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described in more detail in the SAI.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that insures the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

   Each fund invests at least 65% of its total assets in insured municipal securities. Each fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield. It is important to note that the insurance does not guarantee the market value of a security, or a fund's shares or distributions, and shares of a fund are not insured.

   Each fund may invest the balance of its assets in the following types of uninsured securities: (i) municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) securities rated in one of the top three ratings or unrated securities that Advisers believes are comparable in quality; or (iii) top rated short-term, tax-free securities, pending investment in longer-term municipal securities. Each fund may only invest up to 20% of its total assets in the type of securities described in (ii) above.

MATURITY. Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields.

   The funds have no restrictions on the maturity of the securities they may buy or on their average portfolio maturity.

VARIABLE AND FLOATING RATE SECURITIES have interest rates that change either at specific intervals or whenever a benchmark rate changes. While this feature helps to protect against a decline in the security's market price, it also lowers a fund's income when interest rates fall. Of course, a fund's income from its variable rate investments may also increase if interest rates rise.

    Each fund may invest in top rated variable and floating rate securities.

MUNICIPAL LEASE OBLIGATIONS finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

   Each fund may invest in municipal lease obligations without limit, if the obligations meet the fund's quality and maturity standards.

WHAT ARE SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When Advisers believes unusual or adverse economic, market or other conditions exist, it may invest a fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) high quality commercial paper; (ii) securities issued by or guaranteed by the full faith and credit of the U.S. government; or (iii) for the state funds, municipal securities issued by a state or local government other than the fund's state, or by a U.S. territory such as Guam, Puerto Rico or the Mariana Islands.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS are those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in any one state or type of project to help spread and reduce the risks of investment. Non-diversified funds may invest a greater portion of their assets in the securities of one issuer than diversified funds. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

   The Arizona and Florida funds are non-diversified funds, although they intend to meet certain diversification requirements for tax purposes. The other funds are all diversified. Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control.

OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about each fund's investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when a fund makes an investment. In most cases, a fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

Like all investments, an investment in a fund involves risks. The risks of each fund are basically the same as those of other investments in municipal securities of similar quality, although an investment in one of the state funds may involve more risk than an investment in a fund that does not focus on securities of a single state. Because each fund holds many securities, it is likely to be less risky than any one, or few, directly held municipal investments.

GENERAL RISK. There is no assurance that a fund will meet its investment goal. A fund's share price, and the value of your investment, may change. Generally, when the value of a fund's investments go down, so does the fund's share price. Similarly, when the value of a fund's investments go up, so does the fund's share price. Since the value of a fund's shares can go up or down, it is possible to lose money by investing in a fund.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. To explain why this is so, assume you hold a municipal security offering a 5% yield. A year later, interest rates are on the rise and comparable securities are offered with a 6% yield. With higher-yielding securities available, you would have trouble selling your 5% security for the price you paid - causing you to lower your asking price. On the other hand, if interest rates were falling and 4% municipal securities were being offered, you would be able to sell your 5% security for more than you paid.

INCOME RISK is the risk that a fund's income will decrease due to falling interest rates. Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price.

MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, a fund may have to replace it with a lower-yielding security.

STATE RISKS. Since each state fund invests heavily in municipal securities of its state, events in that state are likely to affect the fund's investments and its performance. These events may include:

o economic or political policy changes;

o tax base erosion;

o state constitutional limits on tax increases;

o budget deficits and other financial difficulties; and

o changes in the ratings assigned to municipal issuers.

A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a state are unpredictable and can change at any time.

To the extent the Franklin Insured Tax-Free Income Fund is invested in a state, events in that state may effect its investments and its performance.

For more specific information on the economy and financial strength of the funds' various states, please see "What Are the Risks of Investing in the Funds?" in the SAI.

U.S. TERRITORIES RISKS. Each fund may invest a portion of its assets in municipal securities issued by U.S. territories such as Guam, Puerto Rico or the Mariana Islands. As with state municipal securities, events in any of these territories where a fund invests may affect the fund's investments and its performance.

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Advisers considers.

Advisers will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Advisers, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which a fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Funds?" for more information.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of each fund and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors each fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers manages each fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $208 billion in assets, including more than $50 billion in the municipal securities market. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of each fund's portfolio is:

Thomas Kenny
Executive Vice President of Advisers

Mr. Kenny has been an analyst or portfolio manager for the Arizona and Florida funds since their inception and the Massachusetts, Michigan, Minnesota, Insured and Ohio funds since 1987. Mr. Kenny is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

John Pomeroy
Portfolio Manager of Advisers

Mr. Pomeroy has been an analyst or portfolio manager for the Arizona and Florida funds since their inception and the Massachusetts, Michigan, Minnesota, Insured and Ohio funds since 1989. Mr. Pomeroy holds a Bachelor of Science degree in Finance from San Francisco State University. He joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

Sheila Amoroso
Vice President of Advisers

Ms. Amoroso has been an analyst or portfolio manager for the Michigan, Minnesota, Insured and Massachusetts funds since 1987. Ms. Amoroso holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

Stella Wong
Vice President of Advisers

Ms. Wong has been an analyst or portfolio manager for the Florida Fund since its inception and the Ohio Fund since 1986. Ms. Wong holds a Master's degree in Financial Planning from Golden Gate University and a Bachelor of Science degree in Business Administration from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

Carrie Higgins
Portfolio Manager of Advisers

Ms. Higgins has been an analyst or portfolio manager for the Arizona and Michigan Funds since their inception. Ms. Higgins holds a Bachelor of Science degree in Economics from the University of California at Davis. She joined the Franklin Templeton Group in 1990. She is a member of several securities industry-related committees and associations.

MANAGEMENT FEES. During the fiscal year ended February 28, 1998, management fees paid to Advisers and total operating expenses, as a percentage of average monthly net assets, were as follows:

                                                          TOTAL
                                     MANAGEMENT     OPERATING EXPENSES
                                                    ------------------
                                        FEES        CLASS A    CLASS C
----------------------------------------------------------------------
Arizona Fund ...................         0.11%*      0.30%*    -
Florida Fund ...................         0.18%*      0.35%*    -
Insured Fund ...................         0.47%       0.61%     1.18%
Massachusetts Fund .............         0.52%       0.68%     1.25%
Michigan Fund ..................         0.47%       0.63%     1.20%
Minnesota Fund .................         0.50%       0.65%     1.22%
Ohio Fund ......................         0.49%       0.64%     1.20%

*Management fees, before any advance waiver, totaled 0.63% for the Arizona and Florida funds. Total operating expenses were 0.82% for the Arizona Fund and 0.80% for the Florida Fund. Under an agreement by Advisers to limit its fees, the Arizona and Florida funds paid the management fees and total operating expenses shown. Advisers may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for each fund. During the fiscal year ended February 28, 1998, administration fees paid to FT Services, as a percentage of average daily net assets, were as follows:

                                   ADMINISTRATION
                                        FEES
-------------------------------------------------

Arizona Fund ...................        0.15%
Florida Fund ...................        0.15%
Insured Fund ...................        0.11%
Massachusetts Fund .............        0.14%
Michigan Fund ..................        0.12%
Minnesota Fund .................        0.14%
Ohio Fund ......................        0.14%

These fees are paid by Advisers. They are not a separate expense of the funds. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 PROBLEM. The funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by Advisers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

Advisers and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and Advisers may have no control.

THE RULE 12B-1 PLANS

Each class has a separate distribution or "Rule 12b-1" plan under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Arizona and Florida funds under their plans may not exceed 0.15% per year of the fund's average daily net assets. Payments by the remaining funds under their Class A plans may not exceed 0.10% per year of Class A's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class C plans, a fund may pay Distributors up to 0.50% per year of Class C's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class C expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class C shares, Securities
Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

A fund may also pay a servicing fee of up to 0.15% per year of Class C's average daily net assets under the Class C plans. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Funds' Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

ON AUGUST 5, 1997,  PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF
1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES TO THE CODE.  BECAUSE
MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.

                                            -------------------------------------------
TAXATION OF THE FUNDS' INVESTMENTS. Each    HOW DO THE FUNDS
fund invests your money in the municipal    EARN INCOME AND GAINS?
and other securities described in the
section "How Do the Funds Invest Their      Each fund earns interest and other income
Assets?" Special tax rules may apply when   (the fund's "income") on its investments.
determining the income and gains that each  When a fund sells a security for a price fund earns on its investments. These rules  that is higher than it paid, it has a
may, in turn, affect the amount of          gain. When a fund sells a security for a
distributions that a fund pays to you.      price that is lower than it paid, it has
These special tax rules are discussed in    a loss. If a fund has held the security
the SAI.                                    for more than one year, the gain or loss
                                            will be a long-term capital gain or loss.
TAXATION OF THE FUNDS.  As a regulated      If a fund has held the  security for one
investment company, each fund generally     year or less, the gain or loss will be a
pays no federal  income tax on the income   short-term  capital  gain or loss.  A
and gains  that it  distributes  to you.    fund's gains and  losses  are  netted
                                            together, and, if the fund has a net gain (the
                                            fund's  "gains"),   that  gain  will
                                            generally be distributed to you.

                                            -------------------------------------------

TAXATION OF SHAREHOLDERS
                                            -------------------------------------------
DISTRIBUTIONS. Distributions made to you    WHAT IS A DISTRIBUTION?
from interest income on municipal
securities will be exempt from the regular  As a shareholder, you will receive your
federal income tax. Distributions made to   share of a fund's income and gains on its
you from other income on temporary          investments. A fund's interest income on
investments, short-term capital gains, or   municipal securities is paid to you as
ordinary income from the sale of market     exempt-interest dividends. A fund's
discount bonds will be taxable to you as    ordinary income and short-term capital
ordinary dividends, whether you receive     gains are paid to you as ordinary
them in cash or in additional shares.       dividends. A fund's long-term capital
Distributions made to you from interest on  gains are paid to you as capital gain
certain private activity bonds, while       distributions. If a fund pays you an
still exempt from the regular federal       amount in excess of its income and gains,
income tax, are a preference item when      this excess will generally be treated as
determining your alternative minimum tax.   a non-taxable distribution. These
The fund will send you a statement in       amounts, taken together, are what we call
January of the current year that reflects   a fund's distributions to you.
the amount of exempt-interest dividends,
ordinary dividends, capital gain
distributions, interest income that is a
tax preference item under the alternative
minimum tax and non-taxable distributions
you received from the fund in the prior
year. This statement will include
distributions declared in December and
paid to you in January of the current
year, but which are taxable as if paid on
December 31 of the prior year. The IRS
requires you to report these amounts on
your income tax return for the prior year.
A fund's statement for the prior year will
tell you how much of your capital gain
distribution represents 28% rate gain. The
remainder of the capital gain distribution
represents 20% rate gain.
                                            -------------------------------------------

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the funds' distributions will qualify for the corporate dividends-received deduction.

                                            -------------------------------------------
REDEMPTIONS AND EXCHANGES. If you redeem    WHAT IS A REDEMPTION?
your shares or if you exchange your shares
in the funds for shares in another          A redemption is a sale by you to the fund
Franklin Templeton Fund, you will           of some or all of your shares in the
generally have a gain or loss that the IRS  fund. The price per share you receive
requires you to report on your income tax   when you redeem fund shares may be more
return. If you exchange fund shares held    or less than the price at which you
for 90 days or less and pay no sales        purchased those shares. An exchange of
charge, or a reduced sales charge, for the  shares in the fund for shares of another
new shares, all or a portion of the sales   Franklin Templeton Fund is treated as a
charge you paid on the purchase of the      redemption of fund shares and then a
shares you exchanged is not included in     purchase of shares of the other fund.
their cost for purposes of computing gain   When you redeem or exchange your shares,
or loss on the exchange. If you hold your   you will generally have a gain or loss,
shares for six months or less, any loss     depending upon whether the amount you
you have will be disallowed to the extent   receive for your shares is more or less
of any  exempt-interest  dividends  paid on than your cost or other basis in the
your shares. Any such loss not disallowed   shares.
will be treated as a long-term capital
loss to the extent of any long-term
capital gain distributions paid on your
shares. All or a portion of any loss on
the redemption or exchange of your shares
will be disallowed by the IRS if you buy
other shares in the fund within 30 days
before or after your redemption or
exchange.
                                            -------------------------------------------

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid from the interest earned on municipal securities of a state, or its political subdivisions, will generally be exempt from that state's personal income taxes. Dividends paid from interest earned on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin
Islands and Guam) will also be exempt from that state's personal income taxes. A state does not, however, grant tax-free treatment to interest on investments in municipal securities of other states. Corporate taxpayers subject to a state's corporate income or franchise tax may be subject to special rules. The holding of fund shares may also be subject to state and local intangibles taxes. Each fund in which you are a shareholder will provide you with information at the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

SOCIAL SECURITY AND RAILROAD RETIREMENT BENEFITS. Exempt-interest dividends paid to you,  although  exempt from the regular federal income tax, are includible in the tax base for  determining  the taxable  portion of your  social  security or
railroad   retirement   benefits.   The  IRS  requires  you  to  disclose  these
exempt-interest dividends on your federal income tax return.

NON-U.S. INVESTORS.  Ordinary dividends generally will be subject to U.S. income
tax   withholding.   Your  home  country  may  also  tax   ordinary   dividends,
exempt-interest  dividends,  capital gain  distributions  and gains arising from redemptions or exchanges of your fund shares.  Fund shares held by the estate of a non-U.S.  investor may be subject to U.S.  estate tax. You may wish to contact your tax advisor to determine  the U.S. and non-U.S.  tax  consequences  of your investment in a fund.

                                            -------------------------------------------
BACKUP WITHHOLDING. When you open an        WHAT IS A BACKUP
account, IRS regulations require that you   WITHHOLDING?
provide your taxpayer identification
number ("TIN"), certify that it is          Backup withholding occurs when a fund is
correct, and certify that you are not       required to withhold and pay over to the
subject to backup withholding under IRS     IRS 31% of your distributions and
rules. If you fail to provide a correct     redemption proceeds. You can avoid backup
TIN or the proper tax certifications, the   withholding by providing the fund with
IRS requires the fund to withhold 31% of    your TIN, and by completing the tax
all the distributions (including ordinary   certifications on your shareholder
dividends and capital gain distributions),  application that you were asked to sign
and redemption proceeds paid to you. The    when you opened your account. However, if
fund is also required to begin backup       the IRS instructs the fund to begin
withholding on your account if the IRS      backup withholding, it is required to do
instructs the fund to do so. The fund       so even if you provided the fund with
reserves the right not to open your         your TIN and these tax certifications,
account, or, alternatively, to redeem your  and backup withholding will remain in
shares at the current Net Asset Value,      place until the fund is instructed by the
less any taxes withheld, if you fail to     IRS that it is no longer required.
provide a correct TIN, fail to provide the
proper  tax  certifications,  or the IRS
instructs  the  fund to  begin  backup
withholding on your account.
                                            -------------------------------------------

THIS TAX  DISCUSSION  IS FOR GENERAL  INFORMATION  ONLY.  PROSPECTIVE  INVESTORS
SHOULD CONSULT THEIR OWN TAX ADVISORS  CONCERNING THE FEDERAL,  STATE,  LOCAL OR
FOREIGN TAX  CONSEQUENCES  OF AN  INVESTMENT  IN THE FUNDS.  FOR A MORE COMPLETE
DISCUSSION  OF  THESE  RULES  AND  RELATED   MATTERS,   PLEASE  SEE  "ADDITIONAL
INFORMATION ON DISTRIBUTIONS AND TAXES" AND "APPENDICES - STATE TAX
TREATMENT" IN THE SAI.

HOW IS THE TRUST ORGANIZED?

The funds are series of Franklin Tax-Free Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust in September 1984, and is registered with the SEC. Except for the Arizona and Florida funds, each fund offers two classes of shares: Franklin Insured Tax-Free Income Fund - Class A, Franklin Massachusetts Insured Tax-Free Income Fund - Class A, Franklin Michigan Insured Tax-Free Income Fund - Class A, Franklin Minnesota Insured Tax-Free Income Fund - Class A, Franklin Ohio Insured Tax-Free Income Fund Class A, and Franklin Insured Tax-Free Income Fund - Class C, Franklin Massachusetts Insured Tax-Free Income Fund - Class C, Franklin Michigan Insured Tax-Free Income Fund - Class C, Franklin Minnesota Insured Tax-Free Income Fund - Class C, and Franklin Ohio Insured Tax-Free Income Fund - Class C. All shares of the Arizona and Florida funds are considered Class A shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the Board to consider the removal of a Board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by the Board in its discretion.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?


OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT NONE OF THE FUNDS, EXCEPT THE INSURED FUND, CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The funds' minimum investments are:

    o To open a regular account ............................     $1,000

    o To open a custodial account for a minor  .............      $ 100
     (an UGMA/UTMA account)

    o To open an account with an automatic investment plan .      $  50

    o To add to an account .................................      $  50

We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed account application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL INVEST YOUR PURCHASE IN CLASS A SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.


4. Make your investment using the table below.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 For an initial investment:

                            Return the application to the fund with your check made payable to the fund.

                        For additional investments:

                            Send a check made payable to the fund. Please include your account number on the check.

------------------------------------------------------------------------------
BY WIRE                 1. Call Shareholder Services or, if that number is
                            busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                        2. For an initial investment you must also return your signed account application to the fund.

                        IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative

------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your financial representative can help you decide.

CLASS A*                                CLASS C*
--------------------------------------------------------------------------------
o Front-end sales charge of 4.25% or    o Front-end sales charge of 1%
   less

o  Contingent  Deferred Sales Charge of o Contingent Deferred Sales Charge of 1%
   1% on  purchases  of $1  million  or   on shares  you sell  within 18
   more sold within one year months

o  Lower annual  expenses than Class C  o Higher annual expenses than Class A
   due to lower Rule 12b-1 fees           due to higher Rule 12b-1 fees.

o  No maximum purchase amount           o Maximum purchase amount of $999,999.
                                          We invest any investment of $1
                                          million or more in Class A shares,
                                          since there is no front-end sales
                                          charge and Class A's annual
                                          expenses are lower.

*Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

PURCHASE PRICE OF FUND SHARES

For Class A shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class C shares is 1% and, unlike Class A, does not vary based on the size of your purchase.

                                       TOTAL SALES CHARGE     AMOUNT PAID
                                       AS A PERCENTAGE OF   TO DEALER AS A
                                      ---------------------
AMOUNT OF PURCHASE                    OFFERING   NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE                       PRICE     INVESTED  OFFERING PRICE
---------------------------------------------------------------------------
CLASS A

Under $100,000 ....................      4.25%      4.44%        4.00%
$100,000 but less than $250,000 ...      3.50%      3.63%        3.25%
$250,000 but less than $500,000 ...      2.50%      2.56%        2.25%
$500,000 but less than $1,000,000 .      2.00%      2.04%        1.85%
$1,000,000 or more* ...............      None       None         None

CLASS C

Under $1,000,000* .................      1.00%      1.01%        1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

SALES CHARGE REDUCTIONS AND WAIVERS

IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS A ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class A purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - CLASS A ONLY. You may buy Class A shares at a reduced sales charge by completing the Letter of Intent section of the account application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class A shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE ACCOUNT APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS A ONLY. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o  Agrees to  include  Franklin  Templeton  Fund  sales and other  materials  in
   publications   and  mailings  to  its  members  at  reduced  or  no  cost  to
   Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class A shares only, except for items 1 and 2 which also apply to Class C purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class A shares of the fund.

 2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares except proceeds from the sale of Class B shares will be reinvested in Class A shares.

      If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

      Proceeds immediately placed in a Franklin Bank CD also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

      This waiver does not apply to shares you buy and sell under our exchange pro-gram. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

 3.   Dividend or capital gain distributions from a real estate investment trust
      (REIT) sponsored or advised by Franklin Properties, Inc.

 4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

 5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

      If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

 6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

      If you paid a contingent deferred sales charge when you sold your Class A shares from a Templeton Global Strategy Fund, we will credit your account with the amount of the contingent deferred sales charge paid but a new Contingent Deferred Sales Charge will apply.

      If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy Class A shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 5. Registered Securities Dealers and their affiliates, for their investment accounts only

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 9.   Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class C purchases and certain Class A purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1. Class A purchases of $1 million or more - up to 0.75% of the amount invested.

2.  Class C purchases - up to 1% of the purchase price.

3. Class A purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 2 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class A shares, you may exchange into any of our money funds except Franklin Templeton Money Fund. Franklin Templeton Money Fund is the only money fund exchange option available to Class C shareholders. Unlike our other money funds, shares of Franklin Templeton Money Fund may not be purchased directly and no drafts (checks) may be written on Franklin Templeton Money Fund accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class C shares.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 1. Send us signed written instructions

                        2. Include any outstanding share certificates for the
                            shares you want to exchange

------------------------------------------------------------------------------
BY PHONE                Call Shareholder Services or TeleFACTS(R)

                        ~ If you do not want the ability to exchange by phone to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative

------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You can exchange shares between most Franklin Templeton Funds, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the front-end sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. The purchase price for determining a Contingent Deferred Sales Charge on exchanged shares will be the price you paid for the original shares.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class A shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class C shares for the same class of shares of Franklin Templeton Money Fund, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

o  You may only exchange shares within the same class, except as noted below.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5. Currently, none of the funds, except the Insured Fund, allow investments by Market Timers. Some of our other funds also may not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the funds, such as "Advisor Class" or "Class Z" shares. Because the funds do not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class A shares of a fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class A shares of a fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 1. Send us signed written instructions. If you would
                           like your redemption proceeds wired to a bank account, your instructions should include:

                            o The name, address and telephone number of the
                              bank where you want the proceeds sent

                            o Your bank account number

                            o The Federal Reserve ABA routing number

                            o If you are using a savings and loan or credit
                              union, the name of the corresponding bank and the account number

                        2. Include any outstanding share certificates for the
                           shares you are selling

                        3. Provide a signature guarantee if required

                        4. Corporate,  partnership  and trust accounts may need
                           to send additional documents. Accounts under court jurisdiction may have other requirements.

------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                        Telephone requests will be accepted:

                        o If the request is $100,000 or less. Institutional
                          accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                        o If there  are no share  certificates  issued  for the
                          shares you want to sell or you have already returned them to the fund

                        o Unless the address on your account was changed by
                          phone within the last 15 days

                        ~ If you do not want the  ability to redeem by phone to
                          apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH
YOUR DEALER             Call your investment representative

------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

CONTINGENT DEFERRED SALES CHARGE

For Class A purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class A investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class C purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

For each class, we will first redeem any shares in your account that are not subject to a Contingent Deferred Sales Charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Account fees

o Redemptions by a fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's Net Asset Value depending on the frequency of your plan

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

Each fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

Each fund declares dividends daily from its net investment income and pay them monthly on or about the 20th day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed twice a year. The amount of these distributions will vary and there is no guarantee the fund will pay dividends. The funds do not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

Please keep in mind that if you invest in a fund shortly before the fund deducts a capital gain distribution from its Net Asset Value, you will receive some of your investment back in the form of a taxable distribution.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

DISTRIBUTION OPTIONS

You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may reinvest distributions you receive from the fund in additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Please note that distributions may only be directed to an existing account.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive your distributions from the fund in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class C shareholders who chose to reinvest their distributions in Class A shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class C shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

PLEASE INDICATE ON YOUR APPLICATION THE DISTRIBUTION OPTION YOU HAVE CHOSEN, OTHERWISE WE WILL REINVEST YOUR DISTRIBUTIONS IN THE SAME SHARE CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the reinvestment date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund.

HOW AND WHEN SHARES ARE PRICED

The funds are open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. Each fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, the funds accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $100,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association.
A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT         DOCUMENTS REQUIRED
------------------------------------------------------------------------------

CORPORATION             Corporate Resolution
------------------------------------------------------------------------------
PARTNERSHIP             1. The pages from the partnership agreement that
                            identify the general partners, or

                        2. A certification for a partnership agreement

------------------------------------------------------------------------------
TRUST                   1. The pages from the trust document that identify
                            the trustees, or

                        2. A certification for trust

------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in a fund. Under the plan, you can have money transferred automatically from your checking or savings account to a fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of a fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

AUTOMATIC PAYROLL DEDUCTION - CLASS A ONLY

You may have money transferred from your paycheck to a fund to buy additional Class A shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS. The code numbers are as follows:

                                 CODE NUMBER
                            ---------------------
                            CLASS A       CLASS C
-------------------------------------------------
Arizona Fund ...........      177             -
Florida Fund ...........      178             -
Insured Fund ...........      121           221
Massachusetts Fund .....      118           218
Michigan Fund ..........      119           219
Minnesota Fund .........      120           220
Ohio Fund ..............      122           222

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the funds may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the funds may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The funds, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                            HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------------------
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m.(Saturday)
Retirement Plan Services 1-800/527-2020      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the funds' investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS A AND CLASS C - Each fund, except the Arizona and Florida funds, offers two classes of shares, designated "Class A" and "Class C." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Arizona and Florida funds are considered Class A shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. The contingency period is 18 months for Class C shares. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class A and 1% for Class C. We calculate the offering price to two decimal places using standard rounding criteria.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


                                  EXHIBIT C

                       ANNUAL REPORT TO SHAREHOLDERS OF
                FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
                           DATED FEBRUARY 28, 1999


[This Annual Report is currently being prepared and will be filed with the SEC as required under Section 30 of the 1940 Act. A definitive printed copy will be attached to each Prospectus/Proxy Statement provided to Income Fund shareholders. This Annual Report will either be filed with the definitive Prospectus/Proxy Statement filed with the SEC after this registration statement becomes effective or incorporated into such definitive filing by reference to its filing under Section 30.]



                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT








                         PLEASE SIGN, DATE AND RETURN
                               YOUR PROXY TODAY

                 Please detach at perforation before mailing.


PROXY                                                                 PROXY

                       SPECIAL SHAREHOLDERS' MEETING OF
                    FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                                JUNE 23, 1999

The undersigned hereby revokes all previous proxies for his shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, and Deborah R. Gatzek, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Michigan Tax-Free Income Fund (the "Income Fund") that the undersigned is entitled to vote at Income Fund's Special Meeting to be held at 777 Mariner's Island Boulevard, San Mateo, CA 94404 at 1:30 p.m. Pacific time on June 23, 1999, including any adjournment thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                                Note:  Please sign exactly as
                                                your name appears on the
                                                proxy. If signing for
                                                estates, trusts or
                                                corporations, title or
                                                capacity should be stated. If
                                                shares are held jointly, each
                                                holder must sign.



                                                --------------------------------
                                                Signature


                                                --------------------------------
                                                Print Name


                                                --------------------------------
                                                Signature


                                                --------------------------------
                                                Print Name

                          (Please see reverse side)



                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT









                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY




                 Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FRANKLIN TAX-FREE TRUST, ON BEHALF OF ITS SERIES, FRANKLIN MICHIGAN TAX-FREE INCOME FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF THE FRANKLIN MICHIGAN TAX-FREE INCOME FUND PURSUANT TO THE PLAN OF REORGANIZATION WITH FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.

   1.    To approve a Plan of               FOR    AGAINST     ABSTAIN
         Reorganization by                  ---    -------     -------
         Franklin Tax-Free Trust, on
         behalf of its series, Franklin     |_|        |_|        |_|
         Michigan Tax-Free Income Fund
         ("Income Fund") and Franklin
         Michigan Insured Tax-Free
         Income Fund, that provides for
         the acquisition of
         substantially all of the
         assets of Income Fund in
         exchange for shares of
         Franklin Michigan Insured
         Tax-Free Income Fund-Class A,
         the distribution of such
         shares to the shareholders of
         Income Fund, and the
         dissolution of Income Fund
         (the "Reorganization").

   2.    To grant the proxyholders the     GRANT               WITHHOLD
         authority to vote upon any        -----               --------
         other business which may
         legally come before the
         Special Meeting or any             |_|                   |_|
         adjournment thereof.




IMPORTANT:  PLEASE SIGN IN YOUR PROXY. . . TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.


PART B
                     STATEMENT OF ADDITIONAL INFORMATION
                                     FOR
                           FRANKLIN TAX-FREE TRUST
                            Dated [APRIL 21, 1999]



Acquisition of the Assets of the
FRANKLIN MICHIGAN TAX-FREE INCOME FUND

By and in exchange for shares of the
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND


      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the Franklin Michigan Tax-Free Income Fund (the "Income Fund") for shares of Franklin Michigan Insured Tax-Free Income Fund - Class A.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached and is legally considered to be a part of this
SAI:

            1. Statement of Additional Information of Franklin Michigan Insured Tax-Free Income Fund dated July 1, 1998, as supplemented January 1, 1999.

            2. Annual Report to Shareholders of Income Fund for the fiscal year ended February 28, 1999.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated April 21, 1999, relating to the above-referenced transaction. Audited financial statement information for Franklin Michigan Insured Tax-Free Income Fund is contained in that Fund's Annual Report to Shareholders dated February 28, 1999, which is attached to and is a part of the Prospectus/Proxy Statement. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Income Fund, or to Franklin Michigan Insured Tax-Free Income Fund, 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777.


      TF *SA
     NYT *SA
     TF1 *SA
     TF2 *SA
     MUN *SA
     CAT *SA


                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                           Class A - Formerly Class I
                           Class C - Formerly Class II



                       SUPPLEMENT DATED JANUARY 1, 1999
                TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

                       FRANKLIN NEW YORK TAX-FREE TRUST
                              DATED MAY 1, 1998

                           FRANKLIN TAX-FREE TRUST
(TF1 - ARIZONA, FLORIDA, INSURED, MASSACHUSETTS, MICHIGAN, MINNESOTA AND OHIO
                        INSURED TAX-FREE INCOME FUNDS)
  (TF2 - ALABAMA, FLORIDA, GEORGIA, KENTUCKY, LOUISIANA, MARYLAND, MISSOURI,
          NORTH CAROLINA, TEXAS AND VIRGINIA TAX-FREE INCOME FUNDS)
                              DATED JULY 1, 1998

                     FRANKLIN MUNICIPAL SECURITIES TRUST
                            DATED OCTOBER 1, 1998

                      FRANKLIN CALIFORNIA TAX-FREE TRUST
                            DATED NOVEMBER 1, 1998

The Statement of Additional Information is amended as follows:

 I. As of January 1, 1999, Class I shares are designated Class A and Class II shares are designated Class C. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

 II. Under "Miscellaneous Information," the following is added:

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.


              Please keep this supplement for future reference.



FRANKLIN TAX-FREE TRUST
FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
FRANKLIN INSURED TAX-FREE INCOME FUND
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND
STATEMENT OF
ADDITIONAL INFORMATION
JULY 1, 1998
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN(R)

TABLE OF CONTENTS

How Do the Funds Invest Their Assets? ..................................    2
What Are the Risks
 of Investing in the Funds? ............................................    7
Investment Restrictions ................................................   11
Officers and Trustees ..................................................   12
Investment Management
 and Other Services ....................................................   15
How Do the Funds Buy
 Securities for Their Portfolios? ......................................   17
How Do I Buy, Sell
 and Exchange Shares? ..................................................   17
How Are Fund Shares Valued? ............................................   20
Additional Information on
 Distributions and Taxes ...............................................   21
The Funds' Underwriter .................................................   24
How Do the Funds
 Measure Performance? ..................................................   27
Miscellaneous Information ..............................................   31
Financial Statements ...................................................   33
Useful Terms and Definitions ...........................................   33
Appendices  ............................................................   34
 Description of Ratings ................................................   34
 State Tax Treatment ...................................................   37

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When  reading  this SAI,  you will see  certain  terms  beginning  with  capital letters. This means the term is explained under "Useful Terms and Definitions."
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The funds are series of the Franklin  Tax-Free Trust (the "Trust"),  an open-end management investment company. The Prospectus, dated July 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the funds. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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TF1 SAI 07/98

HOW DO THE FUNDS INVEST THEIR ASSETS?

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each state fund also tries to provide a maximum level of income that is exempt from personal income taxes, if any, for resident shareholders of the fund's state. These goals are fundamental, which means that they may not be changed without shareholder approval.

The following gives more detailed information about each fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Do the Funds Invest Their Assets?" in the Prospectus.

MORE INFORMATION ABOUT
THE KINDS OF SECURITIES THE FUNDS BUY

Each fund tries to achieve its investment goal by attempting to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Some states may require a fund to invest a certain amount of its assets in securities of that state, or in securities that are otherwise tax-free under the laws of that state, in order for any portion of the fund's distributions to be free from the state's personal income taxes. If a fund's state requires this, the fund will try to invest its assets as required so that its distributions will be free from personal income taxes for resident shareholder's of the fund's state.

Below is a description of various types of municipal and other securities that each fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each fund may also invest, if consistent with its investment goal and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are issued to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES. Each fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on no more than 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

MUNICIPAL LEASE OBLIGATIONS. Each fund may invest in municipal lease obligations, including certificates of participation. The Board reviews a fund's municipal lease obligations to assure that they are liquid investments based on various factors reviewed by Advisers and monitored by the Board. These factors include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest. Keeping in mind that each fund can invest in municipal lease obligations without percentage limits, the funds' holdings in municipal lease obligations were:

AS OF FEBRUARY 28, 1998
(as a percentage of net assets)

Arizona Fund ...............................         9.62%
Florida Fund ...............................         6.20%
Insured Fund ...............................         5.76%
Massachusetts Fund .........................         4.75%
Michigan Fund ..............................         2.61%
Minnesota Fund .............................         2.10%
Ohio Fund ..................................         2.80%

CALLABLE BONDS. Each fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and a small additional payment as a call premium. Advisers may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for a fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

When pricing callable bonds, each bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of a fund's callable bonds may impact the fund's Net Asset Value. Based on a number of factors, including certain portfolio management strategies used by Advisers, the fund believes it has reduced the risk of an adverse impact on its Net Asset Value from calls of callable bonds. In light of each fund's pricing policies and certain amortization procedures required by the IRS, the funds do not expect to suffer any material adverse impact related to the value at which they have carried the bonds in connection with calls of bonds purchased at a premium. As with any investment strategy, however, there is no guarantee that a call may not have a more substantial impact than anticipated.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating from Fitch, Moody's or S&P.

STRIPPED MUNICIPAL SECURITIES. Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES. Each fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON BONDS. Each fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each fund may invest in taxable commercial paper only for temporary defensive purposes.

MORE INFORMATION ABOUT SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES

WHEN-ISSUED TRANSACTIONS. Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When a fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its Net Asset Value. The funds believe that their Net Asset Value or income will not be negatively affected by their purchase of municipal securities on a when-issued basis. The funds will not engage in when-issued transactions for investment leverage purposes.

Although a fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of a fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS. Each fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

DIVERSIFICATION. All of the funds, except the Arizona and Florida funds, are diversified funds. The Arizona and Florida funds are non-diversified. As a fundamental policy, none of the diversified funds will buy a security if, with respect to 75% of its net assets, more than 5% would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds are not generally considered an obligation of the original municipality when determining diversification.

Each fund, including the Arizona and Florida funds, intends to meet certain diversification requirements for tax purposes. These requirements are discussed under "Additional Information on Distributions and Taxes."

Each fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects.

SECURITIES TRANSACTIONS. The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

INSURANCE. Each fund invests primarily in insured municipal securities. Each insured municipal security in a fund's portfolio is covered by either a "New Issue Insurance Policy," a "Portfolio Insurance Policy" or a "Secondary Insurance Policy." Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

A fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature insures the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of a fund's shares, or (iii) a fund's dividend distributions.

NEW ISSUE INSURANCE POLICY. An issuer may obtain a New Issue Insurance Policy, also called a "Primary Insurance Policy," when securities are issued. The issuer pays all premiums on the policy in advance. The policy continues in effect as long as the securities are outstanding and the insurer remains in business, and may not otherwise be canceled. Since the policy remains in effect as long as the securities are outstanding, the insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.

PORTFOLIO INSURANCE POLICY. Each fund may obtain a Portfolio Insurance Policy, which is effective only as long as the fund holds the securities described in the policy and the insurer is in business and meeting its obligations. If the fund sells a security or the principal amount of the security is paid before maturity, the policy terminates as to that security and will continue to cover only those securities the fund still holds. A Portfolio Insurance Policy may not otherwise be canceled, unless the fund fails to pay the premium. If a security covered by a Portfolio Insurance Policy is pre-refunded and irrevocably secured by a U.S. government security, the insurance will no longer be required for that security.

Because coverage under a Portfolio Insurance Policy ends when the fund sells a security, the insurance does not affect the resale value of the security. Therefore, the fund may hold any security insured under a Portfolio Insurance Policy that is in default or in significant risk of default. Advisers will consider the value of the insurance for the principal and interest payments, the market value of the security, the market value of securities of similar issuers whose securities carry similar interest rates, and the discounted present value of the principal and interest payments to be received from the insurance company in its evaluation of the security. Absent any unusual or unforeseen circumstances as a result of the Portfolio Insurance Policy, Advisers would likely recommend that the fund value the defaulted security, or security for which there is a significant risk of default, at the same price as securities of a similar nature that are not in default. While a defaulted security is held in the fund's portfolio, the fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurer may not change premium rates for securities covered by a Portfolio Insurance Policy, regardless of the issuer's ability or willingness to meet its obligations. Premiums are payable monthly and are adjusted for purchases and sales of covered securities during the month. The premium on a Portfolio Insurance Policy is a fund expense. If the fund fails to pay its premium, the insurer may take action against the fund to recover any premium payments that are due.

SECONDARY INSURANCE POLICY. Under its agreement with the provider of the Portfolio Insurance Policy, each fund may at any time buy a permanent Secondary Insurance Policy on any municipal security insured under the Portfolio Insurance Policy, even if the security is currently in default. When the fund buys a Secondary Insurance Policy, the coverage and obligation of the fund to pay monthly premiums for the security under the Portfolio Insurance Policy ends. The insurer may not change the price of the Secondary Insurance Policy, regardless of the security issuer's ability to meet its debt obligations.

With a Secondary Insurance Policy, the fund obtains insurance against nonpayment of scheduled principal and interest for the remaining term of a security. This insurance coverage continues in effect as long as the insured security is outstanding and may not otherwise be canceled. Thus, the fund has the opportunity to sell a security in default rather than hold it in its portfolio in order to continue, in force, the applicable Portfolio Insurance Policy. When the fund buys a Secondary Insurance Policy on a security, the single premium is added to the cost basis of the security and is not considered a fund expense. A defaulted security covered by a Secondary Insurance Policy would be valued at its market value.

One of the reasons a fund may buy a Secondary Insurance Policy is to enable it to sell a security to a third party as a triple A rated or equivalent insured security. In doing so, the fund may be able to sell the security at a market price that is higher than what it may otherwise be without the insurance. The triple A or equivalent rating is not automatic, however, and must specifically be requested from Fitch, Moody's or S&P for each security.

A fund is likely to buy a Secondary Insurance Policy if, in Advisers' opinion, the market value or net proceeds of the sale of a security by the fund may exceed the current value of the security, without insurance, plus the cost of the insurance. Any difference between the excess of a security's market value as a triple A rated or equivalent security over its market value without such rating, including the cost of insurance, inures to the fund in determining the net capital gain or loss realized by the fund upon the sale of the security.

Each fund may buy a Secondary Insurance Policy instead of a Portfolio Insurance Policy at any time, regardless of the effect of market value on the underlying municipal security, if Advisers believes such insurance would best serve the fund's interests in meeting its investment goals.

QUALIFIED MUNICIPAL BOND INSURERS. Insurance policies may be issued by any one of several qualified municipal bond insurers, which allows Advisers to diversify among credit enhancements. Each fund buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A or its equivalent by Fitch, Moody's or S&P.

A qualified municipal bond insurer is a company whose charter limits its risk assumption to insurance of financial obligations. This precludes the assumption of other types of risk, such as life, medical, fire and casualty, and auto and home insurance. The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the funds nor Advisers makes any representations as to the ability of any insurance company to meet its obligation to a fund if called upon to do so.

Currently, to the best of our knowledge, there are no securities in the funds' portfolios on which an insurer is paying the principal or interest otherwise payable by the issuer of the bond.

GENERAL. Under the provisions of an insurance policy, the insurer unconditionally and irrevocably agrees to pay the appointed trustee or its successor and its agent (the "Trustee") the portion of the principal or interest on an insured security that is due for payment but that has not been paid by the issuer. The insurer makes such payments to the Trustee on the date the principal or interest becomes due for payment or on the next business day following the day on which the insurer receives notice of nonpayment, whichever is later. The Trustee then disburses the amount of principal or interest due to the fund after the Trustee receives (i) evidence of the fund's right to receive payment of the principal or interest due for payment, and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of the principal or interest due for payment will vest in the insurer. After the disbursement, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

If the issuer of an insured municipal security fails to pay an installment of principal or interest that is due for payment, the fund will receive an insurance payment in the amount of the payment due. When referring to the principal amount, the term "due for payment" means the security's stated maturity date or its call date for mandatory sinking fund redemption. It does not mean any earlier date when payment is due because of a call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity. When referring to the interest on a security, the term "due for payment" means the stated date for payment of interest.

The term "due for payment" may have another meaning if the interest on a security is determined to be subject to federal income taxation, as provided in the security's underlying documentation. When referring to the principal amount in this case, the term also means the call date for mandatory redemption as a result of the determination of taxability, and when referring to the interest on the security, the term also means the accrued interest, to the call date for mandatory redemption, at the rate provided in the security's documentation together with any applicable redemption premium.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

The following gives more information about the risks of investing in the funds. Please read this information together with the section "What Are the Risks of Investing in the Funds?" in the Prospectus.

STATE RISKS. Since each state fund mainly invests in the municipal securities of its state, its performance is closely tied to the ability of issuers of municipal securities in its state to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. Below is a discussion of certain conditions that may affect municipal issuers in the funds' various states. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities to meet their debt obligations or the economic or political conditions within any state. The information below is based on the most recent data available to the funds from Fitch, Moody's and S&P, three historically reliable sources, but the funds have not independently verified it.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including current debt levels, and the existence of accumulated budget deficits. The following provides some information on these and other factors.

ARIZONA. A cost of living below the national average and competitive wage rates have attracted people and businesses to Arizona, especially from California. As a result, Arizona's population grew by more than 15% during the first half of the 1990s. Although population growth is expected to remain strong, the rate of growth has slowed since 1996 as a result of California's economic recovery and thus less migration from that state. Employment growth has also been strong, at 5.6% in 1996. Driven recently by gains in the high-tech manufacturing sector, employment growth is expected to remain solid over the near-term. Unemployment was 4.7% in May 1997, slightly less than the national average.

Arizona's economy has continued its shift away from agriculture and mining and towards manufacturing and services. The move away from farming, which generally consumes about 80% of the water used in the state, may increase the water available for municipal uses. As of July 1997, manufacturing accounted for approximately 9.3% of the state's total employment, trade 23%, services 30%, government 13%, construction 6% and finance, insurance and real estate 8%.

Under its constitution, Arizona is not allowed to issue general obligation debt. Thus, gross state debt levels have remained moderate. The state has historically relied on lease obligations, revenue bonds, and pay-as-you-go financing for its capital needs. A significant portion of the state's debt has been supported by motor fuel taxes and highway user fees.

Recently, Arizona's strong economic growth has enabled the state to replenish its general fund, while at the same time cutting taxes. At the end of fiscal 1996, the general fund had a balance of 12.6% of expenditures, up from 6.9% at the end of fiscal 1995. Due to higher-than-anticipated income tax receipts, the state expects the general fund balance will remain strong through fiscal 1998. In addition, the state's budget stabilization fund held $252 million as of July 1997, which may help provide protection in an economic downturn.

Despite periods of financial stress during the 1980s and early 1990s, the state's financial outlook is generally considered stable.

FLORIDA. Employment and population have grown steadily in Florida since 1991, and Florida's economic expansion has been among the strongest in the region, as well as the nation. Florida's population growth has placed increased demands on government services and the state's infrastructure, but so far the state has been able to meet these challenges.

Florida's economy has continued to diversify, moving from a relatively narrow base of agriculture and seasonal tourism towards a service and trade economy. Job growth has been steady, with an unemployment rate of 4.6% in April 1997, below the national rate of 4.8%. The state's job growth has been dependent on growth in the services, construction and trade sectors, with the state's business services sector accounting for approximately 30% of new non-farm employment since 1991. Much of this growth has come from growth in the personnel services sector, however, which typically represents low paying jobs. The state's tourism industry, which has supported the state's other employment sectors, has been somewhat erratic since the recession in the early 1990s. A tourism increase of 3.1% is expected, however, through fiscal 1998.

Due in large part to the state's healthy economy, Florida's population has also continued to grow. It was recently the fourth most populated state in the U.S. Its per capita income, while close to the national average, exceeded regional levels by almost 11% as of April 1997. Because of its substantial retirement age population, however, its income structure is dependent on property income and transfer payments, such as social security and pension benefits. As a result, a change to the consumer price index at the federal level could have a significant impact on the state.

Florida's tax base has been relatively narrow, with 70% of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source creates some vulnerability, as does the constitutional amendment approved by voters in 1994 that limits the rate of growth in state revenues. It should be noted, however, that this amendment exempts revenues pledged to bonds, so existing and new debt issues should be unaffected.

Although Florida's debt levels have been steadily rising, in recent years the state has generated operating surpluses, while maintaining tax levels and providing funds for the state's growth in government services. Overall, the state's financial outlook is considered stable.

MASSACHUSETTS. Massachusetts' economy has continued to recover from the national and regional recessions of the early 1990s. While manufacturing has declined, the state's services sector has grown and recently accounted for 35% of the state's employment. Overall, the state's economic growth has been driven by growth in its high-tech industries, financial services, education and health care. In fact, high-tech industries recently accounted for 9.2% of total employment, the highest concentration of any state. The state's unemployment rate has steadily declined from 4.3% in 1996 to 3.3% in October 1997, below the national average, and has begun to cause concerns about a tight labor market.

Although the state's economy has improved, its debt levels have remained among the highest in the nation. Spending disciplines imposed during the state's severe financial difficulties in the early 1990s have helped and have resulted in seven consecutive years of balanced financial operations. At the same time, the state has greatly reduced its reliance on temporary borrowing.

While  the  state  has  regained  some  control  over  its  budget,   continuing
expenditure pressures may present fiscal challenges. After a period of restrained debt issuance, pressure to increase borrowing has been building. Funding for routine infrastructure needs and a costly tunnel project have been the focus of this pressure. Spending for education is also expected to increase, and the state still has a relatively high unfunded pension liability. With the rate of economic growth expected to slow down in coming years, Massachusetts' biggest challenge is likely to be the long term management of its capital and debt plans.

MICHIGAN. Michigan's economy has continued to rely on national economic trends, especially the demand for durable goods. Its economic base has been dependent on its manufacturing sector, which recently accounted for 33% of the state's total personal income. While this sector has been strong since the end of the national recession in the early 1990s, the state's reliance on manufacturing has made its economy potentially more volatile than the economies of more diverse states. In recent years, however, the state has made some improvements in the diversity of its economy.

Michigan's finances have also improved since the early 1990s when the state's financial position was weakened by the national recession and imbalances in the budget. Tighter budget controls and the positive effect on revenues of the state's relatively strong economy have allowed the state to replenish reserves, which had been severely depleted during the early 1990s. The state's budget stabilization fund was estimated at more than $1.2 billion at September 30, 1997. Michigan may need the increased stability these reserve levels provide to offset higher school funding requirements, which were estimated at $8.6 billion in fiscal 1997 and represented the largest expense item for the state.

MINNESOTA. Minnesota's economy has been well diversified, with only some concentration in the manufacturing sector. This diversification has allowed the state to perform well during economic cycles, compared with the rest of the nation. The effects of the last national recession were less severe in Minnesota, and the state was able to recover more quickly than many other states.

Since late 1994, Minnesota has experienced steady job growth with increases in computer and business services and in the finance sector. Much of this growth has occurred in the Minneapolis-St. Paul metropolitan area and has created labor shortages in some industries. These shortages have in turn resulted in higher-than-average wage levels. Higher wages, together with a tight labor market, could limit future job expansion in the state.

Minnesota's debt burden has been moderate and its financial position strong. The recent strength of its economy and growth in revenues have allowed the state to restore its general fund and reserve levels, which had been drained during the recession of the early 1990s. In the coming years, key spending areas for the state are expected to include corrections, human services, education and facilities for general government.

OHIO. Ohio's financial performance has been historically strong, aided recently by the continuing diversification of the state's economy. Although manufacturing has remained a large part of the economy, the state's overall employment mix has moved more in line with that of the nation. While benefiting from the recent strength of its manufacturing sector, growth in financial services, distribution and trade have improved the state's economic stability. Nonetheless, the state's reliance on manufacturing creates vulnerability to recession and potential financial volatility. The state's sizable financial reserves, however, may lend some stability and help protect the state against future spending pressures and economic cycles.

In recent years, Ohio's employment growth has slowed to below the national average. For the year ended August 1997, non-farm job growth was 0.8%, compared to 2% for the nation. Much of this growth has been concentrated in the services and trade sectors. Unemployment was 4.2% in October 1997, below the national rate.

Ohio's direct debt levels have been moderate. As a result, debt service payments on its general obligation debt and lease obligations have been manageable. The state enjoyed large operating surpluses in fiscal years 1995 and 1996, and a somewhat smaller surplus in fiscal 1997.

U.S. TERRITORIES RISKS. Since each fund may invest a portion of its assets in municipal securities issued by U.S. territories, the ability of U.S. territory issuers to continue to make principal and interest payments may also affect a fund's performance. As with state municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the funds may be invested. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories. It is based on the most recent data available to the funds from Fitch, Moody's and S&P, and other historically reliable sources, but it has not been independently verified by the funds.

GUAM. Guam's economy has been heavily dependent on its tourism industry, which accounted for almost 40% of total employment in 1997. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. As of fiscal 1997, the deficit has improved and the budget was balanced. It is not yet known, however, whether the goals of the financial plan will be met.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and may also reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of October 1997, S&P's outlook for Guam was negative due to Guam's continued weak financial position and the need for continued political support towards the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a commonwealth in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have immigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2 billion in 1996. Currently, however, Congress is considering a bill to raise wages and curtail immigration to the Mariana Islands. If it passes, it could have an adverse affect on the islands' economy.

PUERTO RICO. Overall, both Moody's and S&P recently considered Puerto Rico's outlook stable. The economy has continued to grow and diversify. Much of this growth has come from the construction, trade and service sectors, which have accounted for more than 50% of the employment base. Manufacturing has contributed 41% of the island's gross domestic product and has accounted for 16% of employment. Despite an increasingly skilled workforce, unemployment has remained high at 12-13%.

Over the past three years, Puerto Rico's financial performance has improved. Strong revenue growth and more aggressive tax collection procedures have helped. Fiscal 1997 appeared to be on target, and expectations are that the fiscal 1998 budget will also be balanced.

Puerto Rico's debt levels have been high but manageable at $2,600 per capita or 12% of expenditures. Going forward, these levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico will also need to address its large unfunded pension liability of more than $5 billion.

Despite Puerto Rico's stable outlook, Puerto Rico may face challenges in the coming years with the 1996 passage of a bill eliminating section 936 of the Code. This Code section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives will be phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination.

INVESTMENT RESTRICTIONS

Each fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of a fund or (ii) 67% or more of the shares of a fund present at a shareholder meeting if more than 50% of the outstanding shares of a fund are represented at the meeting in person or by proxy, whichever is less. Each fund MAY NOT:

 1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

 2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

 3. Make loans, except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

 4. Act as underwriter of securities issued by other persons, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer, except with respect to the Arizona and Florida funds, each of which will not purchase a security, if as a result: i) more than 25% of its total assets would be invested in the securities of a single issuer or ii) with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of a single issuer.

 6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment advisor own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

 8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

 9.  Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, except to the extent permitted by exemptions which may be granted under the 1940 Act, which allows the fund to invest in shares of one or more investment companies, of the type generally referred to as money market funds, managed by Advisers or its affiliates.

11. In the case of the Arizona and Florida funds, purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry; although for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by a fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of each fund, including general supervision and review of its investment activities. The
Board, in turn, elects the officers of each fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of each fund under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND OFFICES     PRINCIPAL OCCUPATION DURING
NAME, AGE AND ADDRESS      WITH THE TRUST            THE PAST FIVE YEARS
--------------------------------------------------------------------------------
 Frank H. Abbott, III (77)
 1045 Sansome Street
 San Francisco, CA 94111

 Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

 Harris J. Ashton (66)
 191 Clapboard Ridge Road
 Greenwich, CT 06830

 Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

 S. Joseph Fortunato (65)
 Park Avenue at Morris County
 P.O. Box 1945
 Morristown, NJ 07962-1945

 Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

 Edith E. Holiday (46)
 3239 38th Street, N.W.
 Washington, DC 20016

 Trustee

Director, Amerada Hess Corporation and Hercules Incorporated (1993-present); Director, Beverly Enterprises, Inc. (1995-present) and H.J. Heinz Company (1994-present); director or trustee, as the case may be, of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997) of National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (65)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Chairman
 of the Board
 and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (57)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 President
 and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

 Frank W.T. LaHaye (69)
 20833 Stevens Creek Blvd.,
 Suite 102
 Cupertino, CA 95014

 Trustee

General  Partner,  Miller & LaHaye,  which is the General  Partner of  Peregrine
Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

 Gordon S. Macklin (70)
 8212 Burning Tree Road
 Bethesda, MD 20817

 Trustee

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors and Lockheed Martin Corporation, and President, National Association of Securities Dealers, Inc.

 Harmon E. Burns (53)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Vice President

Executive Vice President and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

 Martin L. Flanagan (38)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Vice President
 and Chief
 Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (49)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Vice President
 and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds.

 Thomas J. Kenny (35)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Vice President

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

 Diomedes Loo-Tam (59)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Treasurer and
 Principal
 Accounting
 Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

 Edward V. McVey (60)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

 Vice President

Senior  Vice   President  and  National  Sales   Manager,   Franklin   Templeton
Distributors, Inc.; and officer of 29 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. As of June 1, 1998, nonaffiliated members of the Board are paid $1,450 per month plus $1,300 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The fees payable to nonaffiliated members of the Board by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to trustees who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                            TOTAL FEES         NUMBER OF BOARDS
                                                           RECEIVED FROM       IN THE FRANKLIN
                                       TOTAL FEES          THE FRANKLIN        TEMPLETON GROUP
                                      RECEIVED FROM          TEMPLETON         OF FUNDS ON WHICH
NAME                                   THE TRUST***      GROUP OF FUNDS****    EACH SERVES*****
------------------------------------------------------------------------------------------------
Frank H. Abbott, III ...............  $31,200               $165,937                 28

Harris J. Ashton ...................   29,900                344,642                 50

S. Joseph Fortunato ................   29,900                361,562                 52

David W. Garbellano* ...............   14,300                 91,317                N/A

Frank W.T. LaHaye ..................   29,900                141,433                 28

Gordon S. Macklin ..................   29,900                337,292                 50

Edith E. Holiday** .................    2,600                 72,875                 25

*Deceased, September 27, 1997.
**Appointed January 15, 1998.
***For the fiscal year ended February 28, 1998, during which time fees at a rate of $1,300 per month plus $1,300 per meeting attended were in effect.
****For the calendar year ended December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 56 registered investment companies, with approximately 169 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of April 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the funds: approximately 22,985 shares of the Michigan Fund - Class I and 617 shares of the Insured Fund - Class I, or less than 1% of the total outstanding shares of each fund's Class I shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT  MANAGER AND SERVICES  PROVIDED.  Each fund's  investment  manager is
Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for each fund to buy, hold or sell and the selection of brokers through whom each fund's portfolio transactions are executed. Advisers' extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of each fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of each fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of each fund. Similarly, with respect to each fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the funds or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the funds' Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, each fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% of the value of its net assets up to and including $100 million; and 1/24 of 1% of the value of its net assets over $100 million up to and including $250 million; and 9/240 of 1% of the value of its net assets in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

The table below shows the management fees paid by each fund for the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996.

                                                        MANAGEMENT FEES PAID
                                               -------------------------------------
                                                 1998          1997           1996
------------------------------------------------------------------------------------

Arizona Fund ............................... $    53,600*   $    9,209*  $        0*

Florida Fund ...............................     164,237*      126,611*      92,697*

Insured Fund ...............................   7,894,099     7,848,890    7,882,310

Massachusetts Fund .........................   1,792,766     1,649,833    1,580,640

Michigan Fund ..............................   5,414,427     5,284,581    5,130,941

Minnesota Fund .............................   2,465,946     2,439,817    2,430,182

Ohio Fund ..................................   3,586,169     3,391,314    3,268,575

*For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, management fees, before any advance waiver, totaled $300,020, $238,269 and $190,058, respectively, for the Arizona Fund, and $559,377, $447,534 and $362,566, respectively, for the Florida Fund. Under an agreement by Advisers to limit its fees, the Arizona and Florida funds paid the management fees shown.

MANAGEMENT AGREEMENT. The management agreement is in effect until March 31, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 30 days' written notice to Advisers, or by Advisers on 30 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for each fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion.

The table below shows the administration fees paid to FT Services for the fiscal years ended February 28, 1998 and 1997. These fees are paid by Advisers. They are not a separate expense of the funds.

                                        ADMINISTRATION FEES PAID
                                        ------------------------
                                          1998           1997*
----------------------------------------------------------------

Arizona Fund ......................   $   70,517       $ 23,726

Florida Fund ......................      132,554         46,588

Insured Fund ......................    1,847,411        767,504

Massachusetts Fund ................      492,589        190,575

Michigan Fund .....................    1,420,284        584,545

Minnesota Fund ....................      693,528        286,923

Ohio Fund .........................    1,013,556        410,345

*For the period October 1, 1996 through February 28, 1997.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Each fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of each fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the funds' independent auditors. During the fiscal year ended February 28, 1998, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998.

HOW DO THE FUNDS BUY
SECURITIES FOR THEIR PORTFOLIOS?

Since most purchases by the funds are principal transactions at net prices, the funds incur little or no brokerage costs. The funds deal directly with the selling or buying principal or market maker without incurring charges for the services of a broker on their behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the funds do not buy bonds in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

During the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, the funds paid no brokerage commissions.

As of February 28, 1998, the funds did not own securities of their regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The funds continuously offer their shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the funds offer their shares may differ from federal law. Banks and financial institutions that sell shares of the funds may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to a fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the funds may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                            SALES
SIZE OF PURCHASE - U.S. DOLLARS             CHARGE
--------------------------------------------------
Under $30,000 .......................         3%

$30,000 but less than $100,000 ......         2%

$100,000 but less than $400,000 .....         1%

$400,000 or more ....................         0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the funds marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of a fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the funds may use a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. By meeting certain requirements of the Code, each fund has qualified and continues to qualify to pay "exempt-interest dividends" to shareholders. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they will also be exempt from that state's personal income taxes. A state generally does not grant tax-free treatment to interest on state and municipal securities of other states.

At the end of each calendar year, each fund in which you are a shareholder will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your personal tax advisor to determine the application of your state and local laws to these distributions. Corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes. For more information, please see "Appendices - State Tax Treatment."

A fund may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, on the excess of short-term capital gains over long-term capital losses earned by the fund ("net short-term capital gain"), or on ordinary income derived from the sale of market discount bonds. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or additional shares.

From time to time, a fund may buy a tax-exempt bond in the secondary market for a price that is less than the principal amount of the bond. This discount is called market discount if it exceeds a de minimis amount of discount under the Code. For market discount bonds purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount at the time of the sale) is treated as ordinary income rather than capital gain. Any distribution by a fund of market discount income will be taxable as ordinary income to you. A fund may elect in any fiscal year not to distribute to you its taxable ordinary income and to pay a federal income or excise tax on this income at the fund level. In any case, the amount of market discount, if any, is expected to be small.

DISTRIBUTIONS OF CAPITAL GAINS. A fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by a fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), a fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than one year but not more than 18 months, and securities sold by a fund before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by a fund after July 28, 1997 that were held for more than 18 months, and under a transitional rule, securities sold by a fund between May 7 and July 28, 1997 (inclusive) that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than five years that are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities that are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Each fund in which you are a shareholder will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes. Please call Fund Information to request a copy. Questions about your personal tax reporting should be addressed to your personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions of taxable income, if any, which are declared in October, November or December to shareholders of record in such month, and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. A fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared. You will receive a Form 1099-DIV only for calendar years in which a fund has made a distribution to you of taxable ordinary income or capital gain.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. Each fund in which you are a shareholder will inform you of the amount and character of your distributions at the time they are paid, and will shortly after the close of each calendar year advise you of the tax status for federal income tax purposes of such distributions, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, you may have designated as taxable, tax-exempt or as a tax preference a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, each fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of a fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets;

o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires a fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your shares in a fund and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "Distributions" section.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in a fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. Because each fund's income is derived primarily from interest rather than dividends, no portion of its distributions will generally be eligible for the corporate dividends-received deduction. None of the dividends paid by the funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST. The interest on bonds issued to finance essential state and local government operations is generally tax-exempt, and distributions paid from this interest income will generally qualify as an exempt-interest dividend. Interest on certain non-essential or "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still exempt from regular federal income tax, is a preference item for taxpayers in determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position.

Consistent with each fund's investment goals, each fund may acquire such private activity bonds if, in Advisers' opinion, such bonds represent the most attractive investment opportunity then available to the fund. Persons who are defined in the Code as "substantial users" (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying shares in the fund.

The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-governmental business activities, such as on activities financed by certain industrial development or private activity bonds. Some of these bonds, including bonds for sports arenas, parking facilities, and pollution control facilities, are generally not tax-exempt because they generally do not pay tax-exempt interest.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. To the extent a fund invests in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind (PIK), the fund may have to recognize income and make distributions to you before its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. A fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by a fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, a fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If a fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. A fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, a fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUNDS' UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of each fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions received by Distributors in connection with the offering of each fund's shares, the net underwriting discounts and commissions retained by Distributors after allowances to dealers, and the amounts received by Distributors in connection with redemptions or repurchases of shares for the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996.

                                                                         AMOUNT
                                                                       RECEIVED IN
                                                                       CONNECTION
                                          TOTAL          AMOUNT           WITH
                                       COMMISSIONS     RETAINED BY    REDEMPTIONS OR
                                        RECEIVED      DISTRIBUTORS     REPURCHASES
------------------------------------------------------------------------------------
1998

Arizona Fund....................... $  444,372        $  30,899        $     0
Florida Fund.......................    643,277           42,185              0
Insured Fund.......................  3,458,998          223,393          9,982
Massachusetts Fund.................    971,661           60,293          4,495
Michigan Fund......................  2,762,586          167,731         18,468
Minnesota Fund.....................  1,114,812           67,354          1,216
Ohio Fund..........................  2,325,085          145,477          6,228

1997

Arizona Fund....................... $  325,449        $  20,962        $     0
Florida Fund ......................    471,751           30,514              0
Insured Fund ......................  3,651,499          232,191          6,263
Massachusetts Fund ................    996,784           64,688          1,328
Michigan Fund .....................  3,025,658          186,288          7,786
Minnesota Fund ....................  1,061,069           65,580          2,804
Ohio Fund .........................  2,389,162          144,651          9,688

1996

Arizona Fund ...................... $  354,716        $  23,459         $    0
Florida Fund ......................    529,386           35,378          7,440
Insured Fund ......................  3,860,342          257,256          1,217
Massachusetts Fund ................    907,321           59,564              0
Michigan Fund .....................  1,214,412          241,446          2,150
Minnesota Fund ....................  1,213,674           77,132              0
Ohio Fund .........................  2,230,958          138,652              0

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.

THE RULE 12B-1 PLANS

Each fund and class have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

ARIZONA AND FLORIDA PLANS. Under their plans, the Arizona and Florida funds may each pay up to a maximum of 0.15% per year of their average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of their shares.

The Class I Plans. Under the Class I plan of each fund, except the Arizona and Florida funds, the fund may pay up to a maximum of 0.10% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plans, the Board has determined that the annual fees payable under each plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

THE FEE IS A CLASS I EXPENSE. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plans, each plan permits the Board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plans.

The Class I plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS II PLANS. Under the Class II plans, each fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plans, each fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

ALL PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, Advisers or Distributors or other parties on behalf of the fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. The Arizona and Florida plans may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended February 28, 1998, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the fund paid Distributors under the plans were as follows:

                                                 DISTRIBUTORS'                AMOUNT
                                                   ELIGIBLE                    PAID
                                                   EXPENSES                   BY FUND
-------------------------------------------------------------------------------------
Arizona Fund .........................           $   77,997                $   45,494

Florida Fund .........................              123,638                    86,539

Insured Fund -
 Class I .............................            1,397,555                 1,356,340

Insured Fund -
 Class II ............................              310,486                   184,564

Massachusetts Fund -
 Class I .............................              339,617                   271,872

Massachusetts Fund -
 Class II ............................              109,453                    59,910

Michigan Fund -
 Class I .............................            1,011,866                   947,333

Michigan Fund -
 Class II............................               245,508                   160,660

Minnesota Fund -
 Class I .............................              439,436                   402,795

Minnesota Fund -
 Class II ............................               77,003                    44,063

Ohio Fund - Class I ..................              664,537                   610,310

Ohio Fund - Class II .................              212,863                   128,927

HOW DO THE FUNDS MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for each class for the indicated periods ended February 28, 1998, was as follows:

                                                  AVERAGE ANNUAL TOTAL RETURN
                                --------------------------------------------------------------
                                INCEPTION                                              FROM
                                  DATE     ONE-YEAR      FIVE-YEAR     TEN-YEAR      INCEPTION
----------------------------------------------------------------------------------------------
Arizona Fund .............      04/30/93     4.78%            -%            -%        5.92%
Florida Fund .............      04/30/93     5.30             -             -         5.22
Insured Fund - Class I ...      04/03/85     3.49          5.02          7.30         8.14
Insured Fund - Class II ..      05/01/95     5.49             -             -         6.38
Massachusetts Fund - Class I    04/03/85     3.91          5.15          7.02         7.44
Massachusetts Fund - Class II   05/01/95     5.76             -             -         6.46
Michigan Fund - Class I ..      04/03/85     3.79          5.13          7.19         7.79
Michigan Fund - Class II .      05/01/95     5.65             -             -         6.55
Minnesota Fund - Class I .      04/03/85     3.05          4.65          6.80         7.73
Minnesota Fund - Class II       05/01/95     4.99             -             -         5.83
Ohio Fund - Class I ......      04/03/85     3.63          5.10          7.24         7.82
Ohio Fund - Class II .....      05/01/95     5.63             -             -         6.61

These figures were calculated according to the SEC formula:

                                        n
                                  P(1+T) = ERV

where:

P =    a hypothetical initial payment of $1,000

T =    average annual total return

n =    number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for each class for the indicated periods ended February 28, 1998, was as follows:

                                                 CUMULATIVE TOTAL RETURN
                                ------------------------------------------------------------
                                INCEPTION                                            FROM
                                  DATE      ONE-YEAR      FIVE-YEAR    TEN-YEAR    INCEPTION
--------------------------------------------------------------------------------------------
Arizona Fund .............      04/30/93     4.78%             -%            -%       32.02%
Florida Fund .............      04/30/93     5.30              -             -        27.87
Insured Fund - Class I ...      04/03/85     3.49          27.74        102.31       174.48
Insured Fund - Class II ..      05/01/95     5.49              -             -        19.15
Massachusetts Fund - Class I    04/03/85     3.91          28.52         97.17       152.36
Massachusetts Fund - Class II   05/01/95     5.76              -             -        19.40
Michigan Fund - Class I ..      04/03/85     3.79          28.43        100.25       163.19
Michigan Fund - Class II .      05/01/95     5.65              -             -        19.66
Minnesota Fund - Class I .      04/03/85     3.05          25.51         93.00       161.55
Minnesota Fund - Class II       05/01/95     4.99              -             -        17.39
Ohio Fund - Class I ......      04/03/85     3.63          28.25        101.11       164.30
Ohio Fund - Class II .....      05/01/95     5.63              -             -        19.86

YIELD

CURRENT YIELD. Current yield of each class shows the income per share earned by a fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended February 28, 1998, was as follows:

                                                        YIELD
                                                ---------------------
                                                CLASS I      CLASS II
---------------------------------------------------------------------
Arizona Fund .............................        4.34%           -%
Florida Fund .............................        4.30            -
Insured Fund .............................        4.06         3.63
Massachusetts Fund .......................        4.04         3.63
Michigan Fund ............................        4.04         3.61
Minnesota Fund ...........................        4.04         3.61
Ohio Fund ................................        4.06         3.63

These figures were obtained using the following SEC formula:

                                                      6
                                  Yield = 2 [(A-B + 1)  - 1]
                                              ---
                                              cd

where:

a =   interest earned during the period

b =   expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d =   the maximum Offering Price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD. The funds may also quote a taxable-equivalent yield for each class that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield for the class. Taxable-equivalent yield is computed by dividing the portion of the class' yield that is tax-exempt by one minus the highest applicable federal or combined federal and state income tax rate and adding the product to the portion of the class' yield that is not tax-exempt, if any. The taxable-equivalent yield for each class for the 30-day period ended February 28, 1998, was as follows:

                                                      TAXABLE-
                                                  EQUIVALENT YIELD
                                                --------------------
                                                CLASS I      CLASS I
--------------------------------------------------------------------
Arizona Fund .......................              7.58%           -%
Florida Fund .......................              7.12            -
Insured Fund .......................              6.72         6.01
Massachusetts Fund .................              7.60         6.83
Michigan Fund ......................              7.00         6.25
Minnesota Fund .....................              7.31         6.53
Ohio Fund ..........................              7.24         6.48

As of February 28, 1998, the federal and combined federal and state income tax rates upon which the taxable-equivalent yield quotations are based were as follows:

                             COMBINED RATE*
-------------------------------------------
Arizona...................        42.7%
Florida ..................        39.6
Insured ..................        39.6
Massachusetts ............        46.8
Michigan .................        42.3
Minnesota ................        44.7
Ohio .....................        43.9

*Based on the maximum combined state and 39.6% federal tax rate.

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the funds will be updated to reflect these changes. The funds expect updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the funds.

CURRENT DISTRIBUTION RATE

Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as short-term capital gains, and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended February 28, 1998, was as follows:

                                         CURRENT
                                    DISTRIBUTION RATE
                                  ---------------------
                                  CLASS I      CLASS II
-------------------------------------------------------
Arizona Fund ..............        4.69%            -%
Florida Fund ..............        4.74             -
Insured Fund ..............        5.13          4.71
Massachusetts Fund ........        4.79          4.37
Michigan Fund .............        4.80          4.35
Minnesota Fund ............        4.91          4.49
Ohio Fund .................        4.89          4.46

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the class' current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the fund. The taxable-equivalent distribution rate for each class for the 30-day period ended February 28, 1998, was as follows:

                                   TAXABLE-EQUIVALENT
                                    DISTRIBUTION RATE
                                  ---------------------
                                  CLASS I      CLASS II
-------------------------------------------------------
Arizona Fund ................      8.19%            -%
Florida Fund ................      7.85             -
Insured Fund ................      8.49          7.80
Massachusetts Fund ..........      9.01          8.22
Michigan Fund ...............      8.31          7.53
Minnesota Fund ..............      8.88          8.12
Ohio Fund ...................      8.72          7.96

VOLATILITY

Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The funds may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

c) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

d) Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

e) Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

f) Financial publications: The WALL STREET JOURNAL, AND BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and Money magazines - provide performance statistics over specified time periods.

g) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

h) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

i) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

j) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the funds may also discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information may also compare a fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the funds' portfolios, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the funds to calculate their figures. In addition, there can be no assurance that the funds will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.

Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $243 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $48 billion in municipal bond assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of March 31, 1997.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1998, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1998). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of such securities, however, may fluctuate. This fluctuation will have a direct impact on the Net Asset Value of an investment in a fund.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the funds are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

As of April 2, 1998, the principal shareholders of the funds, beneficial or of record, were as follows:

                                           SHARE                       PER-
NAME AND ADDRESS                           AMOUNT                      CENTAGE
--------------------------------------------------------------------------------
ARIZONA FUND -
CLASS I
Dean Witter FBO                          289,925.143                     5.3%
Megan W. Delaney
PO Box 909
P.O. Box 250
Church Street Station
New York, NY 10008-0250

MASSACHUSETTS FUND -
CLASS II
Maurice Samuel Vaughn
 TRST                                    92,182.920                      7.3%
Maurice Samuel Vaughn
 LIV TR
UA DTD 04/01/97
7971 Park Dr.
Fair Oaks, CA 95628

MINNESOTA FUND -
CLASS II
Industricorp & Co. Inc.                  57,925.950                      6.5%
A/C 19 2996 00
312 Central Ave. NE
Minneapolis, MN 55414

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The funds' Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of a fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that a fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that a fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of a fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended February 28, 1998, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the funds' investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I AND CLASS II - Each fund, except the Arizona and Florida funds, offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Arizona and Florida funds are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.

PROSPECTUS - The prospectus for the funds dated July 1, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDICES

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S

AAA: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

CON.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD AND D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by each fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

STATE TAX TREATMENT

The following information on the state income tax treatment of dividends from the funds is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ARIZONA

Sections 43-1021(4) and 43-1121(3) of the Arizona Income Tax Code state that interest on obligations of the state of Arizona or its political subdivisions is exempt from personal and corporate income tax. Sections 43-1022(6) and 43-1122(6) provide similar tax-exempt treatment for interest on obligations of the U.S. or its territories (including Puerto Rico, Guam and the Virgin Islands). Pursuant to State Income Tax Ruling Number 84-10-5, Arizona does not tax dividend income from regulated investment companies, such as the Arizona Fund, to the extent that such income is derived from such exempt obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.), or obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gain earned by the fund are included in each shareholder's Arizona taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates.

FLORIDA

Florida does not have a personal income tax but does have an intangible personal property tax for residents. According to Florida Statute Section 199.185 and Technical Assistance Advisement 90(C)2-003, issued by the Florida Department of Revenue on August 8, 1990 (as later revised), shares in regulated investment companies organized as business trusts, such as the Florida Fund, will not be subject to Florida's intangible property tax to the extent that the fund is invested in exempt obligations of the U.S. government, its agencies, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) at the close of business on the last business day of the previous calendar year.

If the fund invests all of the remaining portion of its Net Asset Value in exempt obligations of the state of Florida or its municipalities or political subdivisions on such date, then that remaining portion of the Net Asset Value of the fund (and corresponding value of fund shares) will also be exempt from Florida's intangibles tax.

According to Florida Technical Assistance Advisement 94(c)2-025, if the fund invests, such as for temporary or defensive purposes, any of the remaining portion of its portfolio in any asset that is taxable under Florida's intangible tax law, including investments in indirect federal obligations (GNMAs, FNMAs, etc.) or obligations of any other states, then only the portion of Net Asset Value, if any, that is made up of direct obligations of the U.S. government, or territories and possessions of the U.S. government, may be excluded from tax. The remaining Net Asset Value (and corresponding value of fund shares) of the fund is subject to tax.

MASSACHUSETTS

Chapter 62, Section 2, of the Massachusetts General Laws states that dividends received from a regulated investment company, such as the Massachusetts Fund, are exempt from state personal income tax to the extent that such dividends are attributable to interest on obligations of the U.S. government or its territories (including Puerto Rico, Guam and the Virgin Islands). Dividends received from the fund, which are either exempt-interest dividends or capital gain dividends, to the extent that the interest or gains are attributable to obligations of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality within the commonwealth, are also exempt from state personal income tax. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Capital gain dividends attributable to obligations other than of the Commonwealth of Massachusetts, or any political subdivision, agency or instrumentality thereof will be taxable as follows: Net short-term capital gain distributions will be taxable as dividend income while net long-term capital gain distributions will be taxable at reduced rates from zero to five percent based upon the applicable holding period of the asset as determined under Massachusetts law.

In determining the Massachusetts excise tax on corporations subject to state taxation, distributions from the fund will generally be included in a corporate shareholder's net income, and in the case of corporations that are defined as "intangible property corporations," shares of the fund will be included in the computation of net worth.

MICHIGAN

Section 206.30(1) of the Michigan Compiled Laws generally provides that taxable income, for purposes of the Michigan individual income tax, is determined by reference to federal adjusted gross income, with certain modifications. Interest and dividends derived from obligations or securities of states other than Michigan (less related expenses) must be added back in determining Michigan taxable income. Interest and dividends derived from obligations or securities of Michigan (and its political subdivisions) are exempt and are not, therefore, added back in determining Michigan taxable income. Further, income derived from obligations of the U.S. government that the state is prohibited by law from subjecting to a net income tax is subtracted in determining Michigan taxable income. This includes direct obligations of the U.S. government, its agencies, instrumentalities, or possessions (including Puerto Rico, Guam and the Virgin Islands).

Revenue Administrative Bulletin 1986-3, states that a regulated investment company, such as the Michigan Fund, which invests in tax-free municipal obligations of the state of Michigan and its political and governmental subdivisions is permitted to pass-through the exemption of such interest to its shareholders to the extent that such interest qualifies as an exempt-interest dividend of a regulated investment company. The exempt nature of interest from obligations of the U.S. and its territories and possessions may also be passed through to shareholders. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund will generally be included in each shareholder's Michigan taxable income as dividend income and long-term capital gain, respectively, and taxed at ordinary income tax rates.

Section 205.133 of the Michigan Compiled Laws exempts from the intangible personal property tax obligations of the state of Michigan and its political subdivisions and obligations of the U.S. and its possessions, agencies and instrumentalities. Pursuant to Revenue Administrative Bulletin 1986-3, an owner of a share of a regulated investment company, such as the Michigan Fund, will be considered the owner of a pro-rata share of the assets of such regulated investment company. It further provides that yield (for intangibles tax purposes) is determined with respect to shares of the Michigan Fund by excluding from gross dividends or interest the pro rata share of the interest or dividends received from such exempt obligations held by the fund. According to Michigan tax return instructions, capital gains from a regulated investment company that are reinvested in additional shares of the fund are exempt from intangibles taxes, whereas capital gains distributed in cash are taxable. In 1995, legislation was passed repealing this intangible personal property tax effective January 1, 1998.

MINNESOTA

Section 290.01 of the Code of Minnesota states that individual shareholders will generally not be subject to state income taxation on the exempt-interest dividends distributed by a regulated investment company, such as the Minnesota Fund, provided that at least 95% of the exempt-interest dividends are derived from obligations of the state of Minnesota, or its political or governmental subdivisions. However, such dividends are taken into account in computing the state's alternative minimum tax to the extent they are derived from Minnesota private activity bonds. Minnesota Rule 8002.0300 generally states that dividends paid by the fund, to the extent attributable to interest derived from obligations of the U.S. government, its authorities, commissions, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands), will also be exempt from Minnesota's personal income tax. As a matter of policy, the fund will continue to earn at least 95% of its income from interest on Minnesota obligations and invest less than 5% of its assets in direct U.S. government, Puerto Rico or other obligations to ensure that the fund continues to qualify to pay exempt-interest dividends on income from Minnesota obligations. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable.

Any distributions of net short-term and net long-term capital gains earned by the fund are included in each shareholder's Minnesota taxable income as dividend income and long-term capital gain respectively, and are taxed at ordinary income tax rates.

OHIO

Section 5747.01(A) of the Ohio Revised Code states generally that interest on obligations of the state of Ohio and its subdivisions and authorities and of the U.S. and its territories and possessions (to the extent included in federal adjusted gross income but exempt from state income taxes under U.S. laws) is exempt from Ohio state personal income tax. Distributions of such income by regulated investment companies, such as the Ohio Fund, will also be exempt from the Ohio personal income tax and the Ohio corporation franchise tax computed on the net income basis. Shares of the Ohio Fund will, however, be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Dividends paid from interest earned on indirect U.S. government obligations (GNMAs, FNMAs, etc.) or other obligations from other states and their political subdivisions are fully taxable. To the extent that such taxable investments are made by the fund for temporary or defensive purposes, the distributions will be taxable on a pro rata basis.

Shareholders who are subject to the Ohio personal income tax or the Ohio corporation franchise tax computed on the net income basis will not be subject to such taxes on distributions of "capital gain dividends" to the extent that such distributions are attributable to profit made on the sale, exchange or other disposition by the Ohio Fund of exempt obligations of the state of Ohio and its subdivisions and authorities.

--------------------------------------------------------------------------------

The Annual Report of Franklin Michigan Tax-Free Income Fund for the fiscal year ended February 28, 1999 is currently being prepared and will be filed with the SEC as required under Section 30 of the 1940 Act. A definitive printed copy will be attached to each Prospectus/Proxy Statement provided to Income Fund shareholders. This Annual Report will either be filed with the definitive Prospectus/Proxy Statement filed with the SEC after this registration statement becomes effective or incorporated into such definitive filing by reference to its filing under Section 30.



PART C.     OTHER INFORMATION

Item 15.    INDEMNIFICATION

      Please see the By-laws, Management, and Distribution Agreements, previously filed as exhibits and incorporated herein by reference. Notwithstanding the provisions contained in the Registrant's By-laws, in the absence of authorization by the appropriate court on the merits pursuant to said By-laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided by such By-laws.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.    EXHIBITS (Incorporated by reference to the filings as noted)

      The following exhibits are incorporated herein by reference, except exhibits 12, 14(i) and 16(i) and (ii), which are attached.

      (1)   Copies of the charter as now in effect:

            (i)   Restated Agreement and Declaration of Trust dated October
                  26, 1984
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 28, 1995

            (ii) Certificate of Amendment of Agreement and Declaration of Trust dated July 16, 1991
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 28, 1995

            (iii) Certificate of Amendment of Agreement and Declaration of
                  Trust dated April 21, 1992
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 28, 1995

            (iv) Certificate of Amendment of Agreement and Declaration of Trust dated December 14, 1993
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 28, 1995

            (v) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1995
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 28, 1995

      (2) Copies of the existing By-laws or instruments corresponding thereto:

            (i)   By-laws
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 28, 1995

            (ii)  Amendment to By-laws dated December 8, 1987
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 28, 1995

            (iii) Certificate of Amendment to By-laws dated April 21, 1992
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 28, 1995

            (iv)  Certificate of Amendment to By-laws dated December 14, 1993
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 28, 1995
            (v)   Amendment to By-laws dated January 18, 1994
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 28, 1995

      (3) Copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant:

            Not Applicable

      (4) The form of Agreement and Plan of Reorganization is included in this Registration Statement as Exhibit A to the Prospectus/Proxy Statement.

      (5) Copies of all instruments defining the rights of the holders of the securities being registered, including where applicable, the relevant portion of the articles of incorporation or By-laws of the
            Registrant:

            Not Applicable

      (6) Copies of all investment advisory contracts relating to the management of the assets of the Registrant:

            (i) Management Agreement between Registrant and Franklin Investment Advisory Services, Inc. on behalf of Franklin Connecticut Tax-Free Income Fund dated October 1, 1996
                  Filing:  Post-Effective Amendment No. 24 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  June 27, 1997

            (ii)  Management Agreement between Registrant and Franklin
                      Advisers, Inc. dated December 1, 1986
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 28, 1995

            (iii) Amendment to Management Agreement between Registrant and
                  Franklin Advisers, Inc. dated August 1, 1995
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  March 14, 1996

      (7) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers:

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated March 29, 1995
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  March 14, 1996

            (ii) Forms of Dealer Agreements effective as of March 1, 1998 between Franklin/Templeton Distributors, Inc. and Securities Dealers
                  Filing:  Post-Effective Amendment No. 26 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  December 23, 1998

      (8) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof:

            Not Applicable

      (9)   Copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration:

            (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  March 14, 1996

            (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  March 14, 1996

            (iii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16,
                  1996
                  Filing:  Post-Effective Amendment No. 25 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 29, 1998

            (iv) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 26 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  December 23, 1998

            (v) Foreign Custody Manager Agreement made as of July 30, 1998, effective as of February 27, 1998 on behalf of each Company listed on Schedule 1
                  Filing:  Post-Effective Amendment No. 26 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  December 23, 1998

      (10) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares and any agreement with any person relating to implementation of each plan and copies of any plan entered into pursuant to Rule 18f-3 under the 1940 Act, any agreements with any person relating to the implementation of such plan, any amendment and a copy of the portion of the minutes describing any action taken to resolve the plan.

            (i) Class I shares Distribution Plans pursuant to Rule 12b-1 on behalf of the following fund:

                  Dated June 1, 1996:
                  Franklin Michigan Tax-Free Income Fund
                  Filing:  Post-Effective Amendment No. 24 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  June 27, 1997

            (ii) Class I shares Distribution Plans pursuant to Rule 12b-1 on behalf of the following funds:

                  Dated July 1, 1993:
                  Franklin Arizona Insured Tax-Free Income Fund
                  Franklin Federal Intermediate-Term Tax-Free Income Fund Franklin Florida Insured Tax-Free Income Fund

                  Dated May 1, 1994:
                  Franklin Alabama Tax-Free Income Fund
                  Franklin Arizona Tax-Free Income Fund Franklin Colorado Tax-Free Income Fund Franklin Connecticut Tax-Free Income Fund Franklin Florida Tax-Free Income Fund Franklin Georgia Tax-Free Income Fund Franklin High Yield Tax-Free Income Fund Franklin Indiana Tax-Free Income Fund Franklin Insured Tax-Free Income Fund Franklin Kentucky Tax-Free Income Fund Franklin Louisiana Tax-Free Income Fund Franklin Maryland Tax-Free Income Fund Franklin Massachusetts Insured Tax-Free Income Fund Franklin Michigan Insured Tax-Free Income Fund Franklin Minnesota Insured Tax-Free Income Fund Franklin Missouri Tax-Free Income Fund Franklin New Jersey Tax-Free Income Fund Franklin North Carolina Tax-Free Income Fund Franklin Ohio Insured Tax-Free Income Fund Franklin Oregon Tax-Free Income Fund Franklin Pennsylvania Tax-Free Income Fund Franklin Puerto Rico Tax-Free Income Fund Franklin Texas Tax-Free Income Fund Franklin Virginia Tax-Free Income Fund

                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 28, 1995

            (iii) Class II shares Distribution Plan pursuant to Rule 12b-1 on behalf of the following funds:

                  Dated March 30, 1995:

                  Franklin Alabama Tax-Free Income Fund - Class II
                  Franklin Arizona Tax-Free Income Fund - Class II
                  Franklin Colorado Tax-Free Income Fund - Class II
                  Franklin Connecticut Tax-Free Income Fund - Class II
                  Franklin Florida Tax-Free Income Fund - Class II
                  Franklin Georgia Tax-Free Income Fund - Class II
                  Franklin High Yield Tax-Free Income Fund - Class II
                  Franklin Insured Tax-Free Income Fund - Class II
                  Franklin Louisiana Tax-Free Income Fund - Class II
                  Franklin Maryland Tax-Free Income Fund - Class II
                  Franklin Massachusetts Insured Tax-Free Income Fund - Class II Franklin Michigan Insured Tax-Free Income Fund - Class II Franklin Minnesota Insured Tax-Free Income Fund - Class II Franklin Missouri Tax-Free Income Fund - Class II
                  Franklin New Jersey Tax-Free Income Fund - Class II
                  Franklin North Carolina Tax-Free Income Fund - Class II Franklin Ohio Insured Tax-Free Income Fund - Class II
                  Franklin Oregon Tax-Free Income Fund - Class II
                  Franklin Pennsylvania Tax-Free Income Fund - Class II
                  Franklin Puerto Rico Tax-Free Income Fund - Class II
                  Franklin Texas Tax-Free Income Fund - Class II
                  Franklin Virginia Tax-Free Income Fund - Class II

                  Filing:  Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  March 14, 1996

            (iv) Form of Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Franklin High Yield Tax-Free Income Fund - Class B and Franklin/Templeton Distributors, Inc.
                  Filing:  Post-Effective Amendment No. 26 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  December 23, 1998

            (v)   Multiple Class Plan dated October 19, 1995
                  Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 29, 1998

            (vi) Form of Multiple Class Plan on behalf of Franklin High Yield Tax-Free Income Fund Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  December 23, 1998

      (11) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonasessable:

            (i)   Opinion and Consent of Counsel dated April 17, 1998
                  Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 29, 1998

      (12) Form of an opinion, and consent to its use, of counsel, supporting the tax matters and consequences to shareholders discussed in the prospectus.

      (13) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement:

            (i) Agreement between Registrant and Financial Guaranty Insurance Company dated March 8, 1985
                  Filing:  Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 28, 1995

            (ii) Amendment to Agreement between Registrant and Financial Guaranty Insurance Company dated November 24, 1992
                  Registrant:  Franklin New York Tax-Free Trust
                  Filing:  Post-Effective Amendment No. 12 to
                  Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date:  April 25, 1995

            (iii) Mutual Fund Agreement between Registrant and Financial
                  Guaranty Insurance Company dated April 30, 1993
                  Filing:  Post-Effective Amendment No. 25 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 29, 1998

            (iv) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated March 11, 1998 between Franklin Advisers, Inc. and Franklin Templeton Services, Inc.
                  Filing:  Post-Effective Amendment No. 25 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 29, 1998

            (v) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated July 1, 1997 between Franklin Investment Advisory Services, Inc. and Franklin
                  Templeton Services, Inc.
                  Filing:  Post-Effective Amendment No. 25 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date:  April 29, 1998

      (14) Copies of any other opinions, appraisals or rulings, and consents to their use relied on in preparing the Registration Statement and required by Section 7 of the 1933 Act.

            (i)   Consent of Independent Auditor of the Registrant

      (15) All financial statements omitted from Item 14(a)(1):

            Not Applicable

      (16) Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the Registration Statement.

            (i)   Power of Attorney dated January 12, 1999

            (ii) Certificate of Secretary dated February 12, 1999

      (30) Any additional exhibits that the Registrant may wish to file:

            None


Item 17.    UNDERTAKINGS

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned Registrant agrees that it will file with the Commission a Post-Effective Amendment to this Registration Statement including the Opinion of Stradley, Ronon, Stevens & Young, LLP, relating to federal tax matters, within a reasonable time after the tax opinion that will be delivered in connection with the Proposed Transaction has been received by the undersigned Registrant.




                                     SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf by the Registrant, in the City of San Mateo, and the State of California, on the 22nd day of March, 1999.

                                    FRANKLIN TAX-FREE TRUST
                                    (Registrant)

                                    By: RUPERT H. JOHNSON, JR.*
                                        Rupert H. Johnson, Jr.
                                        President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following Trustees and Officers of Franklin Tax-Free Trust in the capacities and on the dates indicated.

SIGNATURE:                    TITLE:                       DATE:

RUPERT H. JOHNSON, JR.*       Trustee and Principal        March 22, 1999
Rupert H. Johnson, Jr.        Executive Officer

MARTIN L. FLANAGAN*           Vice President and           March 22, 1999
Martin L. Flanagan            Principal Financial Officer

DIOMEDES LOO-TAM*             Vice President and           March 22, 1999
Diomedes Loo-Tam              Principal Accounting Officer

FRANK H. ABBOT, III*          Trustee                      March 22, 1999
Frank H. Abbott, III

HARRIS J. ASHTON*             Trustee                      March 22, 1999
Harris J. Ashton

S. JOSEPH FORTUNATO*          Trustee                      March 22, 1999
S. Joseph Fortunato

EDITH G. HOLIDAY*             Trustee                      March 22, 1999
Edith G. Holiday

CHARLES B. JOHNSON*           Trustee                      March 22, 1999
Charles B. Johnson

FRANK W. T. LAHAYE            Trustee                      March 22, 1999
Frank W. T. LaHaye*

GORDON S. MACKLIN*            Trustee                      March 22, 1999
Gordon S. Macklin




*By /s/Karen L. Skidmore
       Karen L. Skidmore, Attorney-in-Fact
      (Pursuant to Powers of Attorney filed herewith)


                                  EXHIBIT INDEX

EXHIBIT NO.                          DOCUMENT                         LOCATION
1(i)           Restated Agreement and Declaration of Trust dated          *
               October 26, 1984

1(ii)          Certificate of Amendment of Agreement and                  *
               Declaration of Trust dated July 16, 1991

1(iii)         Certificate of Amendment of Agreement and                  *
               Declaration of Trust dated April 21, 1992

1(iv)          Certificate of Amendment of Agreement and                  *
               Declaration of Trust dated December 14, 1993

1(v)           Certificate of Amendment of Agreement and                  *
               Declaration of Trust dated March 21, 1995

2(i)           By-laws                                                    *

2(ii)          Amendment to By-laws dated December 8, 1987                *

2(iii)         Certificate of Amendment to By-laws dated April 21,        *
               1992

2(iv)          Certificate of Amendment to By-laws dated December         *
               14, 1993

2(v)           Amendment to By-laws dated January 18, 1994                *

6(i)           Management Agreement between Registrant and Franklin       *
               Investment Advisory Services, Inc. on behalf of
               Franklin Connecticut Tax-Free Income Fund dated
               October 1, 1996

6(ii)          Management Agreement between Registrant and Franklin       *
               Advisers, Inc. dated December 1, 1986

6(iii)         Amendment to Management Agreement between Registrant       *
               and Franklin Advisers, Inc. dated August 1, 1995

7(i)           Amended and Restated Distribution Agreement between        *
               Registrant and Franklin/Templeton Distributors, Inc.
               dated March 29, 1995

7(ii)          Forms of Dealer Agreement Effective as of March 1,         *
               1998 between Franklin/ Templeton Distributors, Inc.
               and securities dealers

9(i)           Master Custody Agreement between Registrant and Bank       *
               of New York dated February 16, 1996

9(ii)          Terminal Link Agreement between Registrant and Bank        *
               of New York dated February 16, 1996

9(iii)         Amendment dated May 7, 1997 to Master Custody              *
               Agreement between Registrant and Bank of New York dated February 16, 1996

9(iv) Amendment dated February 27, 1998 to Master Custody * Agreement between Registrant and Bank of New York dated February 16, 1996

9(v) Foreign Custody Manager Agreement made as of July * 30, 1998, effective as of February 27, 1998 on behalf of each Investment Company listed on Schedule 1

10(i)          Class I Shares Distribution Plan pursuant to Rule          *
               12b-1 on behalf of Franklin Michigan Tax-Free Income
               Fund dated June 1, 1996

10(ii) Class I Shares Distribution Plans pursuant to Rule * 12b-1 dated July 1, 1993 and May 1, 1994

10(iii)        Class II Shares Distribution Plan pursuant to Rule         *
               12b-1 dated March 30, 1995

10(iv)         Form of Distribution Plan pursuant to Rule 12b-1           *
               between the Registrant on behalf of Franklin High
               Yield Tax-Free Income Fund - Class B and
               Franklin/Templeton Distributors, Inc.

10(v)          Multiple Class Plan dated October 19, 1995                 *

10(vi)         Form of Multiple Class Plan on behalf of Franklin          *
               High Yield Tax-Free Income Fund

11(i)          Opinion and Consent of Counsel dated April 17, 1998        *

12             Form of Opinion and Consent of Counsel Supporting      Attached
               Tax Matters and Consenquences to Shareholders

13(i)          Agreement between Registrant and Financial Guaranty        *
               Insurance Company dated March 8, 1985

13(ii)         Amendment to Agreement between Registrant and              *
               Financial Guaranty Insurance Company dated November
               24 1992

13(iii)        Mutual Fund Agreement between Registrant and               *
               Financial Guaranty Insurance Company dated April 30,
               1993

13(iv)         Subcontract for Fund Administrative Services dated         *
               October 1, 1996 and Amendment thereto dated March
               11, 1998 between Franklin Advisers, Inc. and
               Franklin Templeton Services, Inc.

13(v)          Subcontract for Fund Administrative Services dated         *
               October 1, 1996 and Amendment thereto dated July 1,
               1997 between Franklin Investment Advisory Services,
               Inc. and Franklin Templeton Services, Inc.

14(i)          Consent of Independent Auditor                         Attached

16(i)          Power of Attorney                                      Attached

16(ii)         Certificate of Secretary                               Attached

*Incorporated by reference.



                               FORM OF OPINION



                                              , 1999


Board of Trustees
Franklin Tax-Free Trust,
Franklin Michigan Tax-Free Income Fund
777 Mariners Island Blvd.
San Mateo, CA 94404

Board of Trustees
Franklin Tax-Free Trust,
Franklin Michigan Insured Tax-Free Income Fund
777 Mariners Island Blvd.
San Mateo, CA 94404



            Re:   AGREEMENT AND PLAN OF REORGANIZATION, DATED AS OF THE
            DAY OF         , 1999 (THE "AGREEMENT"), BY AND BETWEEN FRANKLIN
            MICHIGAN TAX-FREE INCOME FUND ("ACQUIRED FUND") AND FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND ("ACQUIRING FUND"), BOTH OF WHICH ARE SERIES OF FRANKLIN TAX-FREE TRUST, A MASSACHUSETTS BUSINESS TRUST

Ladies and Gentlemen:

            You have requested our opinion as to certain federal income tax consequences of the reorganization of Acquired Fund which will consist of (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, no par value, of the Acquiring Fund - Class A ("Acquiring Fund Class A Shares"), (ii) the distribution of Acquiring Fund Class A Shares to the shareholders of the Acquired Fund according to their respective interests, and (iii) the subsequent dissolution of the Acquired Fund as soon as practicable after the closing (the "Reorganization"), all upon and subject to the terms and conditions of the Agreement.

            In rendering our opinion, we have reviewed and relied upon (a)
the Agreement and Plan of Reorganization, dated as of the   th day
of           , 1999, made by Franklin Tax-Free Trust on behalf of the
Acquiring Fund and the Acquired Fund ("Agreement"), (b) the proxy materials provided to stockholders of the Acquired Fund in connection with the Special
Meeting of Stockholders of the Acquired Fund held on             , 1999, (c)
certain representations concerning the Reorganization made to us by Franklin Tax-Free Trust on behalf of the Acquiring Fund and the Acquired Fund in a letter
dated          , 1999 (the "Representation Letter"), (d) all other documents, financial and other reports and corporate minutes which we deemed relevant or appropriate, and (e) such statutes, regulations, rulings and decisions as we deemed material to the rendition of this opinion. All terms used herein, unless otherwise defined, are used as defined in the Agreement.

            For purposes of this opinion, we have assumed that the Acquired Fund on the effective date of the Reorganization satisfies, and following the Reorganization, the Acquiring Fund will continue to satisfy, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

            Under regulations to be prescribed by the Secretary of Treasury under Section 1276(d) of the Code, certain transfers of market discount bonds will be excepted from the requirement that accrued market discount be recognized on disposition of a market discount bond under Section 1276(a) of the Code. Such regulations are to provide, in part, that accrued market discount will not be included in income if no gain is recognized under
Section 361(a) of the Code where a bond is transferred in an exchange qualifying as a tax-free reorganization. As of the date hereof, the Secretary has not issued any regulations under Section 1276 of the Code.

            Based on the foregoing and provided the Reorganization is carried out in accordance with the applicable laws of the Commonwealth of Massachusetts, the Agreement and the Representation Letter, it is our opinion that:

            1. The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Acquired Fund and Acquiring Fund will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

            2. No gain or loss will be recognized by Acquired Fund upon the transfer of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Class A Shares pursuant to Section 361(a) and Section 357(a) of the Code. We express no opinion as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code.

            3. No gain or loss will be recognized by Acquiring Fund upon the receipt by it of all of the assets of Acquired Fund in exchange solely for Acquiring Fund Class A Shares pursuant to Section 1032(a) of the Code.

            4. The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

            5. The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code.

            6. No gain or loss will be recognized by the stockholders of Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Class A Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

            7. The basis of the Acquiring Fund Class A Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

            8. The holding period of the Acquiring Fund Class A Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset on the effective date of the Reorganization, pursuant to Section 1223(1) of the Code.

            9. Acquiring Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

            Our opinion is based upon the Code, the applicable Treasury Regulations promulgated thereunder, the present position of the Internal Revenue Service as set forth in published revenue rulings and revenue procedures, present administrative positions of the Internal Revenue Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively. We do not undertake to make any continuing analysis of the facts or relevant law following the date of this letter.

            Our opinion is conditioned upon the performance by Acquiring Fund and Acquired Fund of their undertakings in the Agreement and the Representation Letter.

            This opinion is being rendered to Franklin Tax-Free Trust on behalf of Acquiring Fund and Acquired Fund and may be relied upon only by such funds and the stockholders of each.



                              Very truly yours,

                              STRADLEY, RONON, STEVENS & YOUNG, LLP



                              By:___________________________________
                                    William P. Zimmerman, a Partner



                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement of Franklin Tax-Free Trust on Form N-14 of our report dated April 3, 1998 on our audit of the funds comprising the Franklin Tax Free Trust, including each fund's financial statements and financial highlights, which report is included in the Annual Report to Shareholders for the year ended February 28, 1998, which is included in the Registration Statement.


/s/PricewaterhouseCoopers


San Francisco, California
March 19, 1999



                               POWER OF ATTORNEY


      The undersigned officers and trustees of FRANKLIN TAX-FREE TRUST hereby appoint MARK H. PLAFKER, HARMON E. BURNS, DEBORAH R. GATZEK, LARRY L. GREENE and KAREN L. SKIDMORE (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, file or withdraw any of the documents referred to below relating to the Company's Registration Statement on Form N-14 under the Securities Act of 1933, or any amendment to such Registration Statement, covering the sale of shares by the Company under a prospectus becoming effective after this date, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      The undersigned officers and trustees hereby execute this Power of Attorney as of this 12th day of January, 1999.



Rupert H. Johnson, Jr.,                   Frank H. Abbott, Trustee
Principal Executive Officer
and Trustee


Harris J. Ashton, Trustee                 S. Joseph Fortunato, Trustee


Edith E. Holiday, Trustee                 Charles B. Johnson, Trustee


Frank W.T. LaHaye, Trustee                Gordon S. Macklin, Trustee


Martin L. Flanagan,                       Diomedes Loo-Tam,
Principal Financial Officer               Principal Accounting Officer






                           CERTIFICATE OF SECRETARY




I, Deborah R. Gatzek, certify that I am Secretary of FRANKLIN TAX-FREE TRUST (the "Trust")

As Secretary of the Trust, I further certify that the following resolution was adopted by a majority of the Trustees of the Trust present at a meeting held at 777 Mariners Island Boulevard, San Mateo, California, on January 12, 1999.

      RESOLVED, that a Power of Attorney, substantially in the form of the Power of Attorney presented to this Board, appointing Harmon
      E. Burns, Deborah R. Gatzek, Mark H. Plafker, Karen L. Skidmore, and Larry L. Greene as attorneys-in-fact for the purpose of filing such registration statement on Form N-14 in connection with the Reorganization, be executed by each Trustee and designated officer.

I declare under penalty of perjury that the matters set forth in this certificate are true and correct of my own knowledge.




Dated: February 12, 1999                     /s/Deborah R. Gatzek
                                                Deborah R. Gatzek
                                                Secretary